                                                                     EXHIBIT 4.8

================================================================================

                                PLEDGE AGREEMENT

                                      AMONG

                            SIERRA PACIFIC RESOURCES

                                       AND

           WELLS FARGO BANK, NATIONAL ASSOCIATION, AS COLLATERAL AGENT

                                       AND

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                           AS SECURITIES INTERMEDIARY

                                       AND

                THE BANK OF NEW YORK, AS PURCHASE CONTRACT AGENT

                         DATED AS OF ____________, 2005

================================================================================

                                TABLE OF CONTENTS

                                                                                                                  Page
                                                                                                                  ----
Section 1.        Definitions....................................................................................   2

Section 2.        Pledge.........................................................................................   7
         Section 2.1       Pledge................................................................................   7
         Section 2.2       Control; Financing Statement..........................................................   7
         Section 2.3       Termination...........................................................................   7

Section 3.        Distributions on Pledged Collateral............................................................   7
         Section 3.1       Income Distributions..................................................................   7
         Section 3.2       Principal Payments Following Termination Event........................................   7
         Section 3.3       Principal Payments Prior to or On Purchase Contract Settlement Date...................   8
         Section 3.4       Payments to Purchase Contract Agent...................................................   9
         Section 3.5       Assets Not Properly Released..........................................................   9

Section 4.        Control........................................................................................   9
         Section 4.1       Establishment of Collateral Account...................................................   9
         Section 4.2       Treatment as Financial Assets.........................................................  10
         Section 4.3       Sole Control by Collateral Agent......................................................  10
         Section 4.4       Securities Intermediary's Location....................................................  10
         Section 4.5       No Other Claims.......................................................................  10
         Section 4.6       Investment and Release................................................................  10
         Section 4.7       Statements and Confirmations..........................................................  10
         Section 4.8       Tax Allocations.......................................................................  10
         Section 4.9       No Other Agreements...................................................................  11
         Section 4.10      Powers Coupled With An Interest.......................................................  11

Section 5.        Initial Deposit; Creation of Treasury PIES; and Recreation of Corporate PIES; Other............  11
         Section 5.1       Initial Deposit of Senior Notes.......................................................  11
         Section 5.2       Creation of Treasury PIES by Substitution of Treasury Securities......................  11
         Section 5.3       Recreation of Corporate PIES..........................................................  12
         Section 5.4       Termination Event.....................................................................  14
         Section 5.5       Cash Settlement.......................................................................  14
         Section 5.6       Early Settlement; Merger Early Settlement.............................................  16
         Section 5.7       Optional Remarketing..................................................................  17
         Section 5.8       Application of Proceeds in Settlement; Remarketing....................................  18

Section 6.        Voting Rights..................................................................................  21

Section 7.        Rights and Remedies............................................................................  21
         Section 7.1       Rights and Remedies of the Collateral Agent...........................................  21
         Section 7.2       Substitutions.........................................................................  22

                                                                                                                  Page
                                                                                                                  ----
Section 8.        Representations and Warranties; Covenants......................................................  22
         Section 8.1       Representations and Warranties........................................................  22
         Section 8.2       Covenants.............................................................................  23

Section 9.        The Collateral Agent and the Securities Intermediary...........................................  24
         Section 9.1       Appointment, Powers and Immunities....................................................  24
         Section 9.2       Instructions of the Company...........................................................  25
         Section 9.3       Reliance by Collateral Agent and Securities Intermediary..............................  25
         Section 9.4       Rights in Other Capacities............................................................  25
         Section 9.5       Non-Reliance on Collateral Agent and Securities Intermediary..........................  26
         Section 9.6       Compensation and Indemnity............................................................  26
         Section 9.7       Failure to Act........................................................................  26
         Section 9.8       Resignation of Collateral Agent and Securities Intermediary...........................  27
         Section 9.9       Right to Appoint Agent or Advisor.....................................................  29
         Section 9.10      Survival..............................................................................  29
         Section 9.11      Exculpation...........................................................................  29

Section 10.       Amendment......................................................................................  29
         Section 10.1      Amendment Without Consent of Holders..................................................  29
         Section 10.2      Amendment with Consent of Holders.....................................................  29
         Section 10.3      Execution of Amendments...............................................................  30
         Section 10.4      Effect of Amendments..................................................................  31
         Section 10.5      Reference to Amendments...............................................................  31

Section 11.       Merger, Consolidation, Sale or Conveyance......................................................  31
         Section 11.1      When Company May Merge, Etc...........................................................  31
         Section 11.2      Successor Corporation Substituted.....................................................  31
         Section 11.3      Limitation............................................................................  32

Section 12.       Miscellaneous..................................................................................  32
         Section 12.1      No Waiver.............................................................................  32
         Section 12.2      Governing Law; Jurisdiction and Venue.................................................  32
         Section 12.3      Notices...............................................................................  32
         Section 12.4      Successors and Assigns................................................................  33
         Section 12.5      Counterparts..........................................................................  33
         Section 12.6      Effect of Headings and Table of Contents..............................................  33
         Section 12.7      Severability..........................................................................  33
         Section 12.8      Expenses, etc.........................................................................  34
         Section 12.9      Security Interest Absolute............................................................  34

                                                    EXHIBITS

EXHIBIT A                  Instruction from Purchase Contract Agent to Collateral Agent
                           (Creation of Treasury PIES)...........................................................  A-1
EXHIBIT B                  Instruction from Collateral Agent to Securities Intermediary
                           (Creation of Treasury PIES)...........................................................  B-1

                                                                                                        Page
                                                                                                        ----
EXHIBIT C         Instruction from Purchase Contract Agent to Collateral Agent
                  (Recreation of Corporate PIES).......................................................  C-1
EXHIBIT D         Instruction from Collateral Agent to Securities Intermediary
                  (Recreation of Corporate PIES).......................................................  D-1
EXHIBIT E         Notice of Cash Settlement from the Securities Intermediary to the
                  Purchase Contract Agent..............................................................  E-1
EXHIBIT F         Instruction from Holder of Separated Senior Notes to Collateral Agent
                  Regarding Remarketing................................................................  F-1
EXHIBIT G         Instruction from Purchase Contract Agent to Collateral Agent.........................  G-1
EXHIBIT H         Agency and Custody Account Direction for Cash Balances...............................  H-1

      PLEDGE AGREEMENT, dated as of __________, 2005, among SIERRA PACIFIC RESOURCES, a Nevada corporation (the "Company"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, not individually but solely as collateral agent (in such capacity, together with its successors in such capacity, the "Collateral Agent"), WELLS FARGO BANK, NATIONAL ASSOCIATION, not individually but solely in its capacity as "Securities Intermediary" (in such capacity, together with its successors in such capacity, the "Securities Intermediary") as defined in Section 8-102(a)(14) of the UCC (as hereinafter defined) with respect to the Collateral Account (as hereinafter defined), and THE BANK OF NEW YORK, a New York banking corporation, not individually but solely as purchase contract agent and as attorney-in-fact of the Holders from time to time of the PIES (in such capacity, together with its successors in such capacity, the "Purchase Contract Agent") under the Purchase Contract Agreement (as hereinafter defined).

                                    RECITALS

      The Company and the Purchase Contract Agent are parties to the Purchase Contract Agreement dated as of the date hereof (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Purchase Contract Agreement"), pursuant to which there may be issued up to 4,704,350 PIES (the "PIES"), all of which will initially be Corporate PIES.

      Each Corporate PIES consists of a unit comprised of (a) one stock purchase contract (a "Purchase Contract") under which the Holder will purchase from the Company and the Company will be required to sell to such Holder not later than the Purchase Contract Settlement Date, for an amount equal to $50 (the "Stated Amount"), a number of shares of Common Stock of the Company equal to the Settlement Rate or Early Settlement Rate, as the case may be, then in effect and
(b) either beneficial ownership of (1) a 1/20th, or 5%, undivided beneficial interest in a Senior Note with a principal amount of $1,000 or (2) following the Remarketing of the Senior Note in accordance with the Purchase Contract Agreement and the Remarketing Agreement, the Treasury Portfolio Interest, subject to the termination or settlement of the Purchase Contracts.

      In accordance with the terms of the Purchase Contract Agreement, a Holder of Corporate PIES may separate the Senior Notes from the related Purchase Contracts by substituting Treasury Securities for such Senior Notes that will pay on maturity in the aggregate an amount equal to the aggregate Stated Amount of such Corporate PIES except during an Active Remarketing Period. Upon such substitution, the Corporate PIES will become Treasury PIES in accordance with the terms of the Purchase Contract Agreement. Each Treasury PIES will be comprised of (a) a Purchase Contract under which the holder will purchase from the Company not later than the Purchase Contract Settlement Date, for the Stated Amount, a number of shares of Common Stock of the Company equal to the Settlement Rate or Early Settlement Rate, as the case may be, then in effect, and (b) a 1/20th undivided beneficial interest in a Treasury Security having a principal amount at maturity equal to $1,000 and maturing on or prior to the Business Day preceding the Purchase Contract Settlement Date, subject to the termination or settlement of the Purchase Contracts.

      Pursuant to the terms of the Purchase Contract Agreement and the Purchase Contracts, the Holders, from time to time, of the PIES have irrevocably authorized the Purchase Contract Agent, as attorney-in-fact of such Holders, among other things, to execute and deliver this

Agreement on behalf of such Holders and to grant the pledge provided herein of the Collateral Account to secure the Obligations.

      Accordingly, the Company, the Collateral Agent, the Securities Intermediary and the Purchase Contract Agent, on its own behalf and as attorney-in-fact of the Holders from time to time of the PIES, agree as follows:

Section 1. Definitions.

            For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Section have the meanings assigned to them in this Section and include the plural as well as the singular;

            (b) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section, Exhibit or other section;

            (c) the following terms which are defined in the UCC shall have the meanings set forth therein: "certificated security," "control," "financial asset," "entitlement order," "securities account" and "security entitlement";

            (d) capitalized terms used and not defined in this Agreement shall have the meanings set forth in the Purchase Contract Agreement; and

            (e) the following terms have the meanings given to them in this
Section 1(e):

      "Account Direction" means the Agency and Custody Account Direction for Cash Balances in the form of Exhibit H attached hereto, as executed and delivered to the Collateral Agent by the Company from time to time.

      "Active Remarketing Period" means the period commencing on and including the Business Day preceding any Three-Day Remarketing Period and ending on and including, in the case of a Successful Remarketing during that Three-Day Remarketing Period, the Remarketing Settlement Date, or, if none of the Remarketings during that Three-Day Remarketing Period is successful, the Business Day following the last remarketing date during that Three-Day Remarketing Period.

      "Agreement" means this Pledge Agreement, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

      "Business Day" means any day other than Saturday or Sunday or a day on which banking institutions in New York City are authorized or required by law or executive order to remain closed.

      "Cash" means any coin or currency of the United States as at the time shall be legal tender for payment of public and private debts.

      "Collateral" means the collective reference to:

            (1) the Collateral Account;

            (2) all investment property and other financial assets and other property and credit balances from time to time credited to the Collateral Account, including, without limitation, (A) any Senior Notes or any Treasury Portfolio Interest which are then a component of the Corporate PIES and, in each case, security entitlements relating thereto, (B) any Treasury Securities and security entitlements relating thereto delivered from time to time upon establishment of Treasury PIES in accordance with
      Section 5.2 hereof and (C) payments made by Holders pursuant to Section
      5.5 hereof;

            (3) all Proceeds of any of the foregoing (whether such Proceeds arise before or after the commencement of any proceeding under any applicable bankruptcy, insolvency or other similar law, by or against the pledgor or with respect to the pledgor); and

            (4) all powers and rights now owned or hereafter acquired under or with respect to the Collateral Account.

      "Collateral Account" means the Securities Account No. ________ entitled "Wells Fargo Bank, National Association, as Collateral Agent, Securities Account (Sierra Pacific Resources)" maintained by the Securities Intermediary for the Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders.

      "Collateral Agent" means the Person named as the "Collateral Agent" in the first paragraph of this instrument until a successor shall have become such in accordance with the terms of this Agreement, and thereafter "Collateral Agent" shall mean such successor.

      "Collateral Substitution" means the substitution of Treasury Securities for a Holder's Senior Notes, pursuant to Section 3.13 of the Purchase Contract Agreement and Section 5.2 of this Agreement, and the substitution of a Holder's Senior Notes for Treasury Securities, pursuant to Section 3.14 of the Purchase Contract Agreement and Section 5.3 of this Agreement.

      "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such in accordance with the terms of this Agreement, and thereafter "Company" shall mean such successor.

      "Custodian" has the meaning set forth in Section 5.2(c).

      "Early Remarketing" means a Remarketing in one or more three-day remarketing periods that consist of three sequential possible remarketing dates selected by the Company during the Period for Early Remarketing.

      "Failed Remarketing" has the meaning set forth in the Remarketing
Agreement.

      "Final Remarketing" means a Remarketing during Final Remarketing Period.

      "Final Remarketing Period" means the period beginning on the fifth Business Day and ending on and including the third Business Day preceding the Purchase Contract Settlement Date.

      "Final Remarketing Date" means last day of the Final Remarketing Period.

      "Indenture Officers' Certificate" has the meaning set forth in Section 1.1 of the Purchase Contract Agreement.

      "Obligations" means, with respect to each Holder, the collective reference to all obligations and liabilities of such Holder under such Holder's Purchase Contract and this Agreement or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest (including, without limitation, interest accruing before and after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Holder, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Company or the Collateral Agent or the Securities Intermediary that are required to be paid by the Holder pursuant to the terms of any of the foregoing agreements).

      "Period for Early Remarketing" means the period beginning the day following the consummation of the exchange offer and ending on the ninth Business Day prior to the Purchase Contract Settlement Date.

      "Permitted Investments" means any one of the following which shall mature not later than the Purchase Contract Settlement Date:

            (1) any evidence of indebtedness with an original maturity of 365 days or less issued, or directly and fully guaranteed or insured, by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support of the timely payment thereof or such indebtedness constitutes a general obligation of it);

            (2) deposits, certificates of deposit or acceptances with an original maturity of 365 days or less of any institution which is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $200,000,000 at the time of deposit, which may include the Collateral Agent or any of its affiliates;

            (3) investments with an original maturity of 365 days or less of any Person that are fully and unconditionally guaranteed by a bank referred to in clause (2);

            (4) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed as to timely payment by the full faith and credit of the United States Government;

            (5) investments in commercial paper, other than commercial paper issued by the Company or its affiliates, of any corporation incorporated under the laws of the United States or any State thereof, which commercial paper has a rating at the time of purchase at least equal to "A-1" by Standard & Poor's Ratings Services, Inc. ("S&P") or at least equal to "P-1" by Moody's Investors Service, Inc. ("Moody's"); and

            (6) investments in money market funds registered under the Investment Company Act of 1940, as amended, rated in the highest applicable rating category by S&P or Moody's, which may include such money market funds offered, administered or serviced by the Collateral Agent or any of its affiliates.

      "PIES" has the meaning specified in the paragraph preceding the recitals of this Agreement.

      "Pledge" means the lien and security interest created by this Agreement.

      "Pledged Senior Notes" means the Senior Notes, which shall be in certificated form, and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

      "Pledged Treasury Portfolio Interest" means the Treasury Portfolio Interest and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

      "Pledged Treasury Securities" means Treasury Securities and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

      "Proceeds" has the meaning ascribed thereto in the UCC and includes, without limitation, all interest, dividends, Cash, instruments, securities, financial assets (as defined in Section 8-102(a)(9) of the UCC) and other property received, receivable or otherwise distributed upon the sale, exchange, collection or disposition of any financial assets from time to time held in the Collateral Account.

      "Purchase Contract Agent" means the Person named as the "Purchase Contract Agent" in the first paragraph of this instrument until a successor shall have become such in accordance with the terms of the Purchase Contract Agreement, and thereafter "Purchase Contract Agent" shall mean such successor.

      "Purchase Contract Agreement" has the meaning specified in the paragraph preceding the recitals of this Agreement.

      "Purchase Contract Settlement Date" means November 15, 2005.

      "Remarketing" means the remarketing of the Remarketing Senior Notes pursuant to the Remarketing Procedures.

      "Remarketing Fee" has the meaning set forth in Section 5.8(a).

      "Remarketing Procedures" means, collectively, the procedures and requirements relating to the Remarketing and the determination of the Reset Rate as set forth in the Indenture, the Purchase Contract Agreement, this Agreement and the Remarketing Agreement.

      "Remarketing Senior Notes" has the meaning set forth in Section 5.8(a).

      "Remarketing Settlement Date" means the date of the settlement of any Successful Remarketing, which will be three Business Days after such Remarketing.

      "Reset Rate" has the meaning set forth in the Indenture Officers' Certificate.

      "Securities Intermediary" means the Person named as the "Securities Intermediary" in the first paragraph of this instrument until a successor shall have become such in accordance with the terms of this Agreement, and thereafter "Securities Intermediary" shall mean such successor.

      "Separated Senior Notes" means any Senior Notes that are not Pledged Senior Notes.

      "Stated Amount" has the meaning specified in the second paragraph of the recitals of this Agreement.

      "Successful Remarketing" has the meaning specified in the Remarketing Agreement.

      "Three-Day Remarketing Period" means one or more three-day remarketing periods that consist of three sequential possible remarketing dates selected by the Company.

      "TRADES" means the Treasury/Reserve Automated Debt Entry System maintained by the Federal Reserve Bank of New York pursuant to the TRADES Regulations.

      "TRADES Regulations" means the regulations of the United States Department of the Treasury, published at 31 C.F.R. Part 357, an amended from time to time. Unless otherwise defined herein, all terms defined in the TRADES Regulations are used herein as therein defined.

      "Transfer" means:

            (1) in the case of certificated securities in registered form, delivery as provided in Section 8-301(a) of the UCC, endorsed to the transferee or in blank by an effective endorsement;

            (2) in the case of Treasury Securities, registration of the transferee as the owner of such Treasury Securities on TRADES; and

            (3) in the case of security entitlements, including, without limitation, security entitlements with respect to Treasury Securities, a securities intermediary indicating by book entry that such security entitlement has been credited to the transferee's securities account.

      "Treasury Security" means a zero-coupon U.S. Treasury Security that has a principal amount at maturity of $1,000 and matures on or prior to the Business Day prior to the Purchase Contract Settlement Date.

      "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time.

      "Value" means, with respect to any item of Collateral on any date, as to
(i) Cash, the face amount thereof, (ii) Senior Notes, the aggregate principal amount thereof due at maturity and (iii)

Treasury Securities, the aggregate principal amount thereof due at maturity and
(iv) Treasury Portfolio Interest, the aggregate principal amount thereof due at maturity.

Section 2. Pledge.

      Section 2.1 Pledge.

      Each Holder from time to time, acting through the Purchase Contract Agent as such Holder's attorney-in-fact, hereby pledges and grants to the Collateral Agent, as agent of and for the benefit of the Company, a continuing first priority security interest in and to, and a lien upon and right of set off against, all of such Holder's right, title and interest in and to the Collateral to secure the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations. The Collateral Agent shall have all of the rights, remedies and recourses with respect to the Collateral afforded a secured party by the UCC, in addition to, and not in limitation of, the other rights, remedies and recourses afforded to the Collateral Agent by this Agreement.

      Section 2.2 Control; Financing Statement.

            (a) The Collateral Agent shall have control of the Collateral Account pursuant to the provisions of Section 4.3 of this Agreement.

            (b) On the date of initial issuance of the PIES, the Company shall file in the Office of the Secretary of State of the State of New York, a financing statement identifying the Purchase Contract Agent, as attorney-in-fact for the Holders, as debtors, and the Collateral Agent, as the secured party, and describing the Collateral.

      Section 2.3 Termination.

      As to each Holder, this Agreement and the Pledge created hereby shall terminate upon the satisfaction in full, discharge or termination of such Holder's Obligations. Upon satisfaction in full, discharge or termination of such Holder's Obligations and written notice thereof from the Company, the Purchase Contract Agent or holders of at least 10% of the outstanding PIES to the Securities Intermediary, the Securities Intermediary shall, Transfer any remaining Collateral to the Purchase Contract Agent for distribution to such Holder in accordance with its interest, free and clear of any lien, pledge or security interest created hereby.

Section 3. Distributions on Pledged Collateral

      Section 3.1 Income Distributions.

      All income distributions, including interest payments received by the Securities Intermediary or the Collateral Agent on account of the Pledged Senior Notes, the Pledged Treasury Portfolio Interest or Permitted Investments from time to time held in the Collateral Account, if any, shall be distributed to the Purchase Contract Agent for the benefit of the applicable Holders in whose names the Corporate PIES or Treasury PIES are registered at the close of business on the Record Date (as specified in the Purchase Contract Agreement) preceding the date of such distribution as provided in the Purchase Contract Agreement. Notwithstanding the foregoing, income distributions, including interest payments received by the Securities Intermediary or the Collateral Agent on account of the Treasury Portfolio Interest shall not exceed the Treasury Portfolio Return.

      Section 3.2 Principal Payments Following Termination Event.

      All payments received by the Collateral Agent or the Securities Intermediary following a Termination Event with respect to (1) the Pledged Senior Notes or security entitlement with respect thereto, (2) the Pledged Treasury Portfolio Interest or security entitlement with respect thereto or (3) the Pledged Treasury Securities or security entitlement with respect thereto shall, in each case, be distributed to the Purchase Contract Agent for the benefit of the applicable Holders in whose names the Corporate PIES or Treasury PIES are registered at the close of business on the Record Date (as specified in the Purchase Contract Agreement) preceding the date of such distribution for distribution to such Holders in accordance with their respective interests.

      Section 3.3 Principal Payments Prior to or On Purchase Contract Settlement Date.

            (a) Except as provided in clause 3.3(b) below, if the Securities Intermediary and Collateral Agent have not received notice of a Termination Event, all payments received by the Collateral Agent or the Securities Intermediary of (1) the principal amount with respect to the Pledged Senior Notes or security entitlement with respect thereto (2) the principal amount with respect to the Pledged Treasury Portfolio Interest or security entitlement with respect thereto or (3) the principal amount with respect to Pledged Treasury Securities or security entitlement with respect thereto, shall be held and invested at the written direction of the Company in Permitted Investments until the Purchase Contract Settlement Date and on the Purchase Contract Settlement Date distributed to the Company as provided in Section 5.8 hereof. Any balance remaining in the Collateral Account shall be distributed to the Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in whose names the Corporate PIES or Treasury PIES are registered at the close of business on the Record Date (as specified in the Purchase Contract Agreement) immediately preceding the date of such distribution in accordance with their respective interests. Upon the request of the Securities Intermediary or the Collateral Agent, as applicable, the Company shall instruct the Securities Intermediary or the Collateral Agent, as applicable, as to the type of Permitted Investments in which any payments made under this Section shall be invested, provided, however, that if the Company fails to deliver such instructions by 10:30 a.m. (New York City time), the Securities Intermediary or the Collateral Agent, as applicable, shall invest such payments in the Permitted Investments described in clause 6 of the definition of Permitted Investments and identified by the Company in the Account Direction.

            (b) All payments received by the Collateral Agent or the Securities Intermediary of (1) the principal amount with respect to the Pledged Senior Notes or security entitlement with respect thereto (2) the principal amount with respect to the Pledged Treasury Portfolio Interest or security entitlement with respect thereto or (3) the principal amount of Pledged Treasury Securities or security entitlement with respect thereto that, in each case, have been released from the Pledge shall be distributed to the Purchase Contract Agent, for the benefit of the Holders, to be distributed to such Holders in whose names the Corporate PIES or Treasury PIES are registered at the close of business on the Record Date (as specified in the Purchase Contract Agreement) immediately preceding the date of such distribution in accordance with their respective interests.

      Section 3.4 Payments to Purchase Contract Agent.

            Payments to the Purchase Contract Agent hereunder shall be made to the account designated by the Purchase Contract Agent for such purpose (which shall be: The Bank of New York, ABA 021 000 018; ______; Account Name:
__________; Account No. __________, unless and until otherwise advised by the Purchase Contract Agent) not later than 12:00 p.m. (New York City time), on the Business Day such payment is received by the Collateral Agent or the Securities Intermediary; provided, however, that if such payment is received by the Collateral Agent or the Securities Intermediary on a day that is not a Business Day or after 11:00 a.m. (New York City time) on a Business Day, then such payment shall be made no later than 10:30 a.m. (New York City time), on the next succeeding Business Day.

      Section 3.5 Assets Not Properly Released.

            If the Purchase Contract Agent or any Holder shall receive any payments on account of financial assets credited to the Collateral Account and not released therefrom in accordance with this Agreement, the Purchase Contract Agent or such Holder shall hold the same as trustee of an express trust for the benefit of the Company and, upon receipt of an Officers' Certificate so directing, promptly deliver the same to the Securities Intermediary for credit to the Collateral Account or to the Company for application to the obligations of the Holders under the related Purchase Contracts, and the Purchase Contract Agent and Holders shall acquire no right, title or interest in any such payments of amounts so received.

Section 4. Control.

      Section 4.1 Establishment of Collateral Account.

            The Securities Intermediary hereby confirms that:

            (1) the Securities Intermediary has established the Collateral Account;

            (2) the Collateral Account is a securities account;

            (3) subject to the terms of this Agreement, the Securities Intermediary shall treat the Purchase Contract Agent as entitled to exercise the rights that comprise any financial asset credited to the Collateral Account;

            (4) upon delivery to the Securities Intermediary of any property, including Cash, pursuant to this Agreement, the Purchase Contract Agreement or the Indenture, the Securities Intermediary will promptly indicate by book-entry that such property has been credited to the Collateral Account; and

            (5) except with respect to the Pledged Senior Notes, which shall be registered in the name of the Purchase Contract Agent, all securities, securities entitlements or other property underlying any financial assets credited to the Collateral Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary, or in blank or credited to another securities account maintained in the name of the Securities Intermediary, and in no case will any financial asset or other property credited to the Collateral Account be registered in the name of the Purchase Contract Agent or any Holder, payable to the order of the Purchase Contract Agent or any Holder or specially endorsed to the Purchase Contract Agent or any Holder.

      Section 4.2 Treatment as Financial Assets.

            Each item of property (whether investment property, financial asset, security, security entitlement, instrument or Cash) credited to the Collateral Account shall be treated as a financial asset under Article 8 of the UCC.

      Section 4.3 Sole Control by Collateral Agent.

            Except as provided in Section 6, at all times prior to the termination of the Pledge, the Collateral Agent shall have sole control of the Collateral Account, and the Securities Intermediary shall take instructions and directions with respect to the Collateral Account solely from the Collateral Agent. If at any time the Securities Intermediary shall receive an entitlement order issued by the Collateral Agent and relating to the Collateral Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Purchase Contract Agent or any Holder or any other Person. Until termination of the Pledge, the Securities Intermediary will not comply with any entitlement orders issued by the Purchase Contract Agent or any Holder.

      Section 4.4 Securities Intermediary's Location.

            The Collateral Account and the rights and obligations of the Securities Intermediary, the Collateral Agent, the Purchase Contract Agent and the Holders with respect thereto shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary's location and jurisdiction.

      Section 4.5 No Other Claims.

            Except for the claims and interest of the Collateral Agent, the Company, the Purchase Contract Agent and the Holders in the Collateral Account, the Securities Intermediary does not know of any claim to, or interest in, the Collateral Account or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Collateral Account or in any financial asset carried therein, the Securities Intermediary, upon receiving written notice thereof, will promptly notify the Collateral Agent, the Purchase Contract Agent and the Company.

      Section 4.6 Investment and Release.

            All proceeds of financial assets from time to time deposited in the Collateral Account shall be invested and reinvested as provided in this Agreement. At all times prior to termination of the Pledge, no property shall be released from the Collateral Account except in accordance with this Agreement or upon written instructions of the Collateral Agent.

      Section 4.7 Statements and Confirmations.

            The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Collateral Account and any financial assets credited thereto simultaneously to each of the Collateral Agent, the Purchase Contract Agent and the Company at their addresses for notices under this Agreement.

      Section 4.8 Tax Allocations.

            The Company shall report all items of income, gain, expense and loss recognized in the Collateral Account to the Internal Revenue Service and all state and local taxing authorities under the names and taxpayer identification numbers of the Holders that are the beneficial owners thereof. None of the Collateral Agent, the Securities Intermediary or the Purchase Contract Agent shall have any responsibility for such tax reporting.

      Section 4.9 No Other Agreements.

            The Securities Intermediary has not entered into, and prior to the termination of the Pledge will not enter into, any agreement with any other Person relating to the Collateral Account or any financial assets credited thereto, including, without limitation, any agreement to comply with entitlement orders of any Person other than the Collateral Agent.

      Section 4.10 Powers Coupled With An Interest.

            The rights and powers granted in this Section 4 to the Collateral Agent have been granted in order to perfect its security interests in the Collateral Account, are powers coupled with an interest and will be affected neither by the bankruptcy of the Purchase Contract Agent or any Holder nor by the lapse of time. The obligations of the Securities Intermediary under this
Section 4 shall continue in effect until the termination of the Pledge.

Section 5. Initial Deposit; Creation of Treasury PIES; and Recreation of Corporate PIES; Other.

      Section 5.1 Initial Deposit of Senior Notes.

            Prior to or concurrently with the execution and delivery of this Agreement, the Purchase Contract Agent, on behalf of the initial Holders of the Corporate PIES, shall Transfer to the Securities Intermediary, and the Securities Intermediary shall accept, for credit to the Collateral Account, the Senior Notes or security entitlements relating to such Senior Notes, and the Securities Intermediary shall indicate by book entry that a security entitlement with respect to such Senior Notes has been credited to the Collateral Account.

      Section 5.2 Creation of Treasury PIES by Substitution of Treasury Securities.

            (a) A Holder of Corporate PIES may separate their interests in Senior Notes from the related Purchase Contracts in respect of such Holder's Corporate PIES by substituting Treasury Securities for such interests in Senior Notes or security entitlements thereto in an aggregate principal amount equal to the aggregate principal amount of such interests in Senior Notes, at any time from and after the date of this Agreement except during an Active Remarketing Period by:

            (1) providing notice to the Purchase Contract Agent, substantially in the form of Exhibit C to the Purchase Contract Agreement, of such Holder's intention to create Treasury PIES;

            (2) transferring a Treasury Security for each group of 20 Corporate PIES from which such Holder wishes to create Treasury PIES to the Securities Intermediary which shall then (y) deposit the Treasury Security with the Collateral Agent in the Collateral Account under this Agreement and instruct the Collateral Agent to hold such Treasury Security as Collateral under this Agreement and (z) instruct the Collateral Agent to release to the Purchase Contract Agent, on behalf of such Holder, $1,000 principal amount of Senior Notes formerly subject to the Pledge;

            (3) transferring the related Corporate PIES to the Purchase Contract Agent accompanied by a notice to the Purchase Contract Agent, substantially in the form of Exhibit D to the Purchase Contract Agreement, stating that the Holder has transferred the relevant amount of Treasury Securities to the Securities Intermediary and requesting that the Purchase Contract Agent instruct the Collateral Agent to release the Senior Notes associated with such Corporate PIES, whereupon the Purchase Contract Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit A hereto; and

            (4) paying to the Collateral Agent any fees or expenses incurred in connection with the Collateral Substitution;

provided that, Holders may make Collateral Substitutions only in integral multiples of 20 Corporate PIES. Under no circumstances may a Holder of Corporate PIES create Treasury PIES during an Active Remarketing Period.

            Upon receipt from the Purchase Contract Agent of a notice substantially in the form of Exhibit A hereto, confirmation from the Securities Intermediary that Treasury Securities have been credited to the Collateral Account and receipt of payment for any fees or expenses incurred in connection with the Collateral Substitution, the Collateral Agent shall instruct the Securities Intermediary by a notice, substantially in the form of Exhibit B hereto, to release such Pledged Senior Notes from the Pledge by Transfer the Purchase Contract Agent for distribution to such Holder thereof, free and clear of any lien, pledge or security interest created hereby.

            (b) Upon credit to the Collateral Account of Treasury Securities or security entitlements thereto delivered by a Holder of Corporate PIES and receipt of the related instruction from the Collateral Agent, the Securities Intermediary shall release the Senior Notes specified in such instruction and shall promptly Transfer the same to the Purchase Contract Agent for distribution to such Holder, free and clear of any lien, pledge or security interest created hereby.

            A Holder may elect not to participate in the Remarketing by creating Treasury PIES as specified in this Section and Section 5.3(c) of the Purchase Contract Agreement at any time except during an Active Remarketing Period.

            (c) Notwithstanding any provision herein to the contrary, the release and Transfer of the Pledged Senior Notes in connection with the Collateral Substitution pursuant to this Section 5.2 shall be evidenced by an endorsement by the Collateral Agent on the Pledged Senior Note held by the Collateral Agent reflecting a reduction in the principal amount of such Pledged Senior Note equal in amount to the principal amount of such Separated Senior Note. The Collateral Agent shall confirm any such reduced principal amount by telecopying or otherwise delivering a photocopy of such endorsement made on the Pledged Senior Note evidencing such reduced principal amount to the Trustee and the Company. Upon receipt of such confirmation, the Trustee shall instruct the Custodian (as defined in the Indenture Officers' Certificate) to increase the principal amount of the Senior Notes issued in global form held by the Custodian in an amount equal to the reduced principal amount by an endorsement made the Custodian on such global Senior Note to reflect such increase.

      Section 5.3 Recreation of Corporate PIES.

            (a) A Holder of a Treasury PIES may recreate Corporate PIES at any time except during an Active Remarketing Period by:

            (1) providing notice to the Purchase Contract Agent, substantially in the form of Exhibit C of the Purchase Contract Agreement, of such Holder's intention to create Corporate PIES;

            (2) transferring a $1,000 principal amount Senior Note for each group of 20 Corporate PIES to be recreated to the Securities Intermediary which shall then (y) deposit such Senior Notes in the Collateral Account under this Agreement and instruct the Collateral Agent to hold such Senior Notes as Collateral and (z) instruct the Collateral Agent to release to such Holder one (1) Treasury Security formerly subject to the Pledge;

            (3) transferring the related Treasury PIES to the Purchase Contract Agent accompanied by a notice to the Purchase Contract Agent, substantially in the form of Exhibit D of the Purchase Contract Agreement,
      (i) stating that the Holder has transferred a $1,000 principal amount Senior Note for each 20 Treasury PIES to the Securities Intermediary and
      (ii) requesting that the Purchase Contract Agent instruct the Collateral Agent to release the Treasury Securities underlying such Treasury PIES, whereupon the Purchase Contract Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit C hereto; and

            (4) paying to the Collateral Agent any fees or expenses incurred in connection with the recreation of Corporate PIES;

provided that, Holders of Treasury PIES may recreate Corporate PIES in integral multiples of 20 Treasury PIES. Under no circumstance may a Holder of Treasury PIES recreate Corporate PIES during an Active Remarketing Period.

            Upon receipt from the Purchase Contract Agent of a notice substantially in the form of Exhibit C hereto, confirmation that Senior Notes or security entitlements thereto have been credited to the Collateral Account as described in such notice and receipt of payment for any fees or expenses incurred in connection with the recreation of Corporate PIES, the Collateral Agent shall instruct the Securities Intermediary by a notice, substantially in the form provided in Exhibit D hereto, to release such Pledged Treasury Securities from the Pledge by Transfer to the Holder thereof.

            (b) Upon credit to the Collateral Account of Senior Notes or security entitlements thereto and receipt of the related instruction from the Collateral Agent, the Securities Intermediary shall release the applicable Treasury Securities specified in such instruction and shall promptly Transfer the same to such Holder, free and clear of any lien, pledge or security interest created hereby.

            (c) Notwithstanding any provision herein to the contrary, the Transfer of the Senior Notes in connection with the recreation of Corporate PIES pursuant to this Section 5.3 shall be evidenced by an endorsement by the Collateral Agent on the Pledged Senior Note held by the Collateral Agent reflecting an increase in the principal amount of such Pledged Senior Note equal in amount to the principal amount of such Senior Note. The Collateral Agent shall confirm any such increased principal amount by telecopying or otherwise delivering a photocopy of such endorsement made on the Pledged Senior Note evidencing such increased principal amount to the Trustee and the Company. Upon receipt of such confirmation, the Trustee shall instruct the Custodian (as defined in the Indenture Officers' Certificate) to decrease the principal amount of Senior Notes issued in global form held by the Custodian in an amount equal to the increased principal amount by an endorsement made by the Custodian on such global Senior Note to reflect such decrease.

      Section 5.4 Termination Event.

            (a) Upon receipt by the Collateral Agent of written notice from the Company or the Purchase Contract Agent that a Termination Event has occurred, the Collateral Agent shall release all Collateral from the Pledge and shall promptly Transfer any Pledged Senior Notes or security entitlement with respect thereto, any Pledged Treasury Portfolio Interest or security entitlement with respect thereto and any Pledged Treasury Securities or security entitlement with respect thereto to the Purchase Contract Agent for the benefit of the Holders, for distribution to such Holders in accordance with their respective interests, free and clear of any lien, pledge or security interest or other interest created hereby.

            (b) If such Termination Event shall result from the Company's becoming a debtor under the Bankruptcy Code, and if the Collateral Agent shall for any reason fail promptly to effectuate the release and Transfer of all Pledged Senior Notes, the Pledged Treasury Portfolio Interest or the Pledged Treasury Securities or security entitlements with respect thereto, as the case may be, as provided by this Section 5.4, the Purchase Contract Agent shall:

            (1) request an opinion letter of a nationally recognized law firm reasonably acceptable to the Collateral Agent to the effect that, as a result of the Company's being the debtor in such a bankruptcy case, the Collateral Agent will not be prohibited from releasing or Transferring the Collateral as provided in this Section 5.4, and shall deliver such opinion to the Collateral Agent within ten days after the occurrence of such Termination Event, and if (A) the Purchase Contract Agent shall be unable to obtain such opinion within ten days after the occurrence of such Termination Event or (B) the Collateral Agent shall continue, after delivery of such opinion, to refuse to effectuate the release and Transfer of all Pledged Senior Notes, all Pledged Treasury Portfolio Interest, all Pledged Treasury Securities or the Proceeds of any of the foregoing, as the case may be, as provided in this Section 5.4, then the Purchase Contract Agent shall within thirty days after the occurrence of such Termination Event commence an action or proceeding in the court having jurisdiction of the Company's case under the Bankruptcy Code seeking an order requiring the Collateral Agent to effectuate the release and transfer of all Pledged Senior Notes, all Pledged Treasury Portfolio Interest or all the Pledged Treasury Securities or security entitlements with respect thereto, as the case may be, as provided by this Section 5.4; or

            (2) commence an action or proceeding like that described in Section 5.4(b)(1)(B) hereof within ten days after the occurrence of such Termination Event.

The Purchase Contract Agent shall be deemed to have complied with Section 5.4(b)(1), and shall not be required to commence any action or proceeding referred to therein, if it shall have either obtained such an opinion letter or requested such an opinion from three such nationally recognized law firms reasonably acceptable to the Collateral Agent.

      Section 5.5 Cash Settlement.

            (a) Unless a Holder has effected an Early Settlement or a Merger Early Settlement or a Successful Remarketing during the Period for Early Remarketing has occurred, in the case of Corporate PIES, and unless a Termination Event has occurred prior to dates required for notice to elect the Cash Settlement right specified in the Purchase Contract Agreement and the Collateral Agent has received written notice from the Company, the Purchase Contract Agent or, in the case of a Termination Event, from the holders of at least 10% of the outstanding PIES of such Early Settlement, Merger Early Settlement, Successful Remarketing or

Termination Event, as the case may be, upon receipt by the Collateral Agent of
(1) a notice from the Purchase Contract Agent (including a copy of such notice received from the Holder substantially in the form of Exhibit F to the Purchase Contract Agreement) promptly after the receipt by the Purchase Contract Agent of a notice from a Holder of a Corporate PIES or a Treasury PIES that it has elected, in accordance with the procedures specified in Section 5.8(a)(i) or
(b)(i) of the Purchase Contract Agreement, respectively, to effect a Cash Settlement and (2) payment by such Holder by deposit in the Collateral Account on or prior to 11:00 a.m. (New York City time), on the fifth Business Day immediately preceding the Purchase Contract Settlement Date in the case of Corporate PIES, and the Business Day immediately preceding the Purchase Contract Settlement Date in the case of the Treasury PIES, of the Purchase Price in lawful money of the United States by certified or cashiers' check or wire transfer, in each case of immediately available funds payable to or upon the order of the Securities Intermediary, then the Collateral Agent shall upon receipt of written directions from the Company:

            (1) instruct the Securities Intermediary promptly to invest any such Cash in Permitted Investments;

            (2) release from the Pledge (i) in the case of a Holder of Corporate PIES, the related Pledged Senior Notes, or (ii) in the case of a Holder of Treasury PIES, the related Pledged Treasury Securities, with a principal amount or principal amount at maturity, as the case may be, equal to the product of (x) the Stated Amount times (y) the number of Purchase Contracts as to which such Holder has elected to effect a Cash Settlement; and

            (3) instruct the Securities Intermediary to Transfer all such Pledged Senior Notes or Pledged Treasury Securities, as the case may be, to the Purchase Contract Agent for the benefit of such Holders, in each case free and clear of the Pledge created hereby, for distribution to such Holder.

            The Company shall instruct the Securities Intermediary as to the type of Permitted Investments in which any such Cash shall be invested; provided, however, that if the Company fails to deliver such instructions by 10:00 a.m. (New York City time), the Securities Intermediary shall invest such Cash in the Permitted Investments described in clause 6 of the definition of Permitted Investments and identified by the Company in the Account Direction. Upon receipt of the proceeds upon the maturity of the Permitted Investments on the Purchase Contract Settlement Date, the Collateral Agent shall (A) instruct the Securities Intermediary to pay the portion of such proceeds and deliver any certified or cashier's checks received, in an aggregate amount equal to the Purchase Price, to the Company on the Purchase Contract Settlement Date, and (B) instruct the Securities Intermediary to release any amounts in respect of the interest earned from such Permitted Investments to the Purchase Contract Agent for distribution to such Holder.

            (b) If a Holder of a Corporate PIES notifies the Purchase Contract Agent as provided in Section 5.8(a)(i) of the Purchase Contract Agreement of its intention to pay the Purchase Price in cash, but fails to make such payment as required by Section 5.8(a)(ii) of the Purchase Contract Agreement, such Holder shall be deemed to have consented to (A) the disposition of the Pledged Senior Notes in the Final Remarketing Period in accordance with Section 5.3 of the Purchase Contract Agreement or, (B) if a Failed Remarketing occurs the Collateral Agent, for the benefit of the Company, and upon written direction of the Company as provided in this Agreement, exercising all of its rights as a secured party with respect to any

Pledged Senior Notes under this Agreement and, subject to applicable law, by either (i) retaining such Senior Notes in full satisfaction of such Holder's obligations under the related Purchase Contracts or (ii) selling such Senior Notes in one or more public or private sales.

            (c) If a Holder of a Treasury PIES notifies the Purchase Contract Agent as provided in Section 5.8(b)(i) of the Purchase Contract Agreement of its intention to pay the Purchase Price in cash, but fails to make such payment as required by Section 5.8(b)(ii) of the Purchase Contract Agreement, such Holder shall be deemed to have elected to pay the Purchase Price in accordance with
Section 5.8(b) hereof.

            (d) Prior to 3:00 p.m. (New York City time), on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, the Securities Intermediary shall deliver to the Purchase Contract Agent a notice, substantially in the form of Exhibit E hereto, stating the amount of cash that it has received with respect to the Cash Settlement of Corporate PIES.

            (e) Prior to 3:00 p.m. (New York City time), on the Business Day immediately preceding the Purchase Contract Settlement Date, the Securities Intermediary shall deliver to the Purchase Contract Agent a notice, substantially in the form of Exhibit E hereto, stating the amount of cash that it has received with respect to the Cash Settlement of Treasury PIES.

      Section 5.6 Early Settlement; Merger Early Settlement.

            Unless a Termination Event has occurred and the Collateral Agent has received from the Company or the Purchase Contract Agent or holders of at least 10% of the outstanding PIES written notice of such Termination Event, upon receipt by the Collateral Agent of a notice from the Purchase Contract Agent that a Holder of PIES has elected to effect Early Settlement or Merger Early Settlement of its obligations under the Purchase Contracts forming a part of such PIES in accordance with the terms of the Purchase Contracts and the Purchase Contract Agreement (which notice shall set forth the number of such Purchase Contracts as to which such Holder has elected to effect Early Settlement or Merger Early Settlement), and that the Purchase Contract Agent has received from such Holder, and paid to the Company as confirmed in writing by the Company, the related Early Settlement Amounts or Merger Early Settlement Amounts, as applicable, pursuant to the terms of the Purchase Contract Agreement and all conditions to such Early Settlement or Merger Early Settlement, as applicable, have been satisfied, then the Collateral Agent shall release from the Pledge, (1) Pledged Senior Notes, or Pledged Treasury Portfolio Interest, as the case may be, in the case of a Holder of Corporate PIES, or (2) Pledged Treasury Securities, in the case of a Holder of Treasury PIES, with a Value equal to the product of (i) the Stated Amount times (ii) the number of Purchase Contracts as to which such Holder has elected to effect Early Settlement or Merger Early Settlement, as applicable, and shall instruct the Securities Intermediary to Transfer all such Pledged Senior Notes, Pledged Treasury Portfolio Interest or Pledged Treasury Securities, as the case may be, to the Purchase Contract Agent for the benefit of such Holder, in each case free and clear of the Pledge created hereby, for distribution to such Holder.

            Notwithstanding anything to the contrary contained herein, Holders may not effect Early Settlement during an Active Remarketing Period and Holders may effect Early Settlement or Merger Early Settlement of PIES only in integral multiples of 20 Corporate PIES or 20 Treasury PIES.

      Section 5.7 Optional Remarketing.

            Pursuant to the Indenture and the Remarketing Agreement, on or prior to 5:00 p.m. (New York City time) on the second Business Day, but no earlier than the fifth Business Day, preceding the first of the three sequential remarketing dates of any Three-Day Remarketing Period, registered holders of Separated Senior Notes may elect to have their Separated Senior Notes remarketed by Transferring their Separated Senior Notes, together with a notice of such election, substantially in the form of Exhibit F hereto and Exhibit B to the Indenture Officers' Certificate, to the Collateral Agent and the Trustee, respectively, whereupon, the Collateral Agent shall hold such Separated Senior Notes in an account separate from the Collateral Account and cause such Separated Senior Notes to be included in any Remarketing pursuant to the Indenture and the Remarketing Procedures. Once such holder of such Separated Senior Notes delivers such notice and Separated Senior Notes as specified in the preceding sentence, such election may not be withdrawn and may not be conditioned upon the level at which the Reset Rate is established in the Remarketing; provided, however, that if such a holder delivers only such a notice but not the Separated Senior Notes subject to the notice, then none of such holders' Separated Senior Notes shall be included in the Remarketing.

            If a Failed Remarketing occurs, the Remarketing Agents shall notify the Company, the Depositary, the Purchase Contract Agent, the Collateral Agent and the Trustee by telephone by 4:00 p.m. (New York City time) on the Final Remarketing Date that a Failed Remarketing has occurred and shall Transfer to the Collateral Agent, by the third Business Day following the Failed Remarketing, such Separated Senior Notes, whereupon the Collateral Agent shall promptly Transfer such Separated Senior Notes to the holders entitled thereto.

      Section 5.8 Application of Proceeds in Settlement; Remarketing.

            (a) During the Period for Early Remarketing, unless a Termination Event has occurred or a Holder has effected an Early Settlement or a Merger Early Settlement and the Collateral Agent has received written notice of such Termination Event, Early Settlement, or Merger Early Settlement from the Company or the Purchase Contract Agent or, in the case of a Termination, Holders of at least 10% of the Outstanding PIES, (i) the Purchase Contract Agent shall provide notice, substantially in the form of Exhibit G to the Purchase Contract Agreement by 11:00 a.m. (New York City time), on the Business Day immediately preceding the first of the three sequential remarketing dates of any Three-Day Remarketing Period, to the Remarketing Agents, the Collateral Agent, the Trustee and the Company of the aggregate principal amount of Pledged Senior Notes comprising part of Corporate PIES to be remarketed, other than those Pledged Senior Notes of Holders that have elected not to participate in the Remarketing pursuant to paragraph 19(i)(B) of the Indenture Officers' Certificate and
Section 5.3(c) of the Purchase Contract Agreement (of which the Purchase Contract Agent has delivered written notice thereof to the Collateral Agent, substantially in the form of Exhibit G hereto), and (ii) the Collateral Agent shall notify, by 11:00 a.m. (New York City time), on the Business Day immediately preceding the first of the three sequential remarketing dates of any Three-Day Remarketing Period, the Remarketing Agents, the Trustee and the Company of the aggregate principal amount of Separated Senior Notes of holders of Separated Senior Notes that have elected to participate in the Remarketing (the Senior Notes described in clauses (i) and (ii) collectively being referred to as the "Remarketing Senior Notes") and, concurrently therewith, the Collateral Agent shall, without any further instruction from any holder of the Remarketing Senior Notes, present all Remarketing Senior Notes to the Remarketing Agents for Remarketing.

            If there has been a Successful Remarketing prior to the Final Remarketing Period, the Remarketing Agents will on such Remarketing Settlement Date (i) deduct and retain as a remarketing fee an amount pursuant to the Remarketing Agreement (the "Remarketing Fee"), (ii) use the remaining Proceeds with respect to the Pledged Senior Notes from such Successful Remarketing to purchase the Treasury Portfolio and, on the Remarketing Settlement Date, deliver such Treasury Portfolio to the Collateral Agent, along with notification thereof, which shall thereupon, for the benefit of the Company, apply such Treasury Portfolio, to secure the obligation of all Holders of Corporate PIES to purchase Common Stock under the Purchase Contracts constituting a part of such Corporate PIES, in substitution for the Pledged Senior Notes, (iii) if any Separated Senior Notes were remarketed, remit to the Collateral Agent, along with notification thereof, for payment to the holders of such Separated Senior Notes sold in the Remarketing the remaining proceeds from such Successful Remarketing attributable to such Separated Senior Notes and (iv) if there then remains any proceeds from such Successful Remarketing, after the application of such proceeds as set forth in clauses (i) and (ii) above, then remit, along with notification thereof, any such remaining proceeds attributable to the remarketed Pledged Senior Notes to the Purchase Contract Agent for the benefit of the holders of such Pledged Senior Notes, on a pro rata basis, provided, however, that if such Successful Remarketing is consummated after 4:30 p.m. (New York City time) on such Remarketing Settlement Date and, despite using its commercially reasonable efforts, the Remarketing Agents cannot cause the applications of the proceeds specified above to occur on such Remarketing Settlement Date, then the Remarketing Agents may make such applications and remittances on the next succeeding Business Day. Holders of the Remarketing Senior Notes that are so remarketed will not otherwise be responsible for the payment of any remarketing fee or expenses in connection with the Remarketing. Following the delivery of the Treasury Portfolio to the Collateral Agent as set forth above in this paragraph, the Collateral Agent shall have such security interests, rights and obligations with respect to the Treasury Portfolio as it had in respect of the Pledged Senior Notes, as provided herein.

            In the event that any portion of the Pledged Treasury Portfolio Interest matures before the Purchase Contract Settlement Date, the Collateral Agent shall invest the Cash Proceeds therefrom in Permitted Investments in clause 6 of the definition of Permitted Investments, and identified by the Company in the Account Direction, unless the Company shall otherwise instruct the Securities Intermediary and the Collateral Agent as to the type of Permitted Investments in which any such Cash Proceeds shall be invested. The Collateral Agent shall cause the Securities Intermediary to remit, on the Purchase Contract Settlement Date, a portion of the Cash Proceeds of the maturing Pledged Treasury Portfolio Interest and of the investment earnings from the related investment in Permitted Investments, in an aggregate amount equal to the Treasury Portfolio Return to the Purchase Contract Agent for the benefit of the Holders of the related Corporate PIES when received. Without receiving any instruction from any such Holder of Corporate PIES, the Collateral Agent shall apply, on the Purchase Contract Settlement Date, the Cash Proceeds of the maturing Pledged Treasury Portfolio Interest and of the investment earnings from the related investment in Permitted Investments, in an aggregate amount equal to the aggregate Purchase Price applicable to such Corporate PIES to satisfy in full such Holder's obligations to pay the Purchase Price to purchase the shares of Common Stock under the related Purchase Contracts on the Purchase Contract Settlement Date. In the event the sum of the Proceeds from the related Pledged Treasury Portfolio Interest and the investment earnings from the related investment in Permitted Investments exceeds the sum of the related Treasury Portfolio Return and the aggregate Purchase Price of the Purchase Contracts being settled thereby, the Collateral Agent shall instruct the Securities Intermediary to distribute such excess, when received, to the Purchase Contract Agent for distribution to the Holders whose Purchase Contracts were settled with such Proceeds, on a pro rata basis.

            If, by 4:00 p.m. (New York City time), on the ninth Business Day preceding the Purchase Contract Settlement Date, the Remarketing Agents, despite using its commercially reasonable efforts, have been and are unable to remarket all of the Remarketing Senior Notes tendered for purchase at a price equal to at least the Remarketing Value, the Remarketing Agents shall Transfer to the Collateral Agent, along with notification thereof, by the sixth Business Day preceding the Purchase Contract Settlement Date, the Pledged Senior Notes that were to be remarketed during the Period for Early Remarketing, whereupon the Collateral Agent shall, for the benefit of the Company, apply such Pledged Senior Notes, to secure the obligation of the related Holders of Corporate PIES to purchase Common Stock under the related Purchase Contracts.

            (b) Unless a Termination Event has occurred or a Holder has effected a Cash Settlement, an Early Settlement or a Merger Early Settlement, or a Successful Remarketing has occurred during the Period for Early Remarketing, such Holder shall be deemed to have consented to the Remarketing of its Pledged Senior Notes during the Final Remarketing on the Final Remarketing Date, in a Remarketing in accordance with Section 2 of the Remarketing Agreement. Upon notice of such event from the Purchase Contract Agent, the Collateral Agent shall, by 11:00 a.m. (New York City time), on the sixth Business Day immediately preceding the

Purchase Contract Settlement Date, without any instruction from such Holders of Corporate PIES, Transfer the Remarketing Senior Notes to the Remarketing Agents for Remarketing. Upon receiving such Remarketing Senior Notes, the Remarketing Agents, pursuant to the terms of the Remarketing Agreement, will use their commercially reasonable efforts to remarket such Remarketing Senior Notes during the Final Remarketing Period.

            If there has been a Successful Remarketing during the Final Remarketing Period, the Remarketing Agents will on such remarketing date (i) deduct and retain the Remarketing Fee pursuant to the Remarketing Agreement,
(ii) cause the remaining Proceeds of the Remarketing with respect to the Pledged Senior Notes in an amount equal to the aggregate principal amount of such Senior Notes to be delivered to the Purchase Contract Agent, on the Remarketing Settlement Date, (iii), if any Separated Senior Notes were remarketed, remit to the Collateral Agent, along with notification thereof, for payment to the holders of such Separated Senior Notes sold in the Remarketing the remaining proceeds from such Successful Remarketing attributable to the Separated Senior Notes and (iv) if there then remains any proceeds from such Successful Remarketing, after the application of such proceeds as set forth in clauses (i) and (ii) above, remit, along with notification thereof, any excess Proceeds of the Remarketing to the Purchase Contract Agent for the benefit of the Holders of Corporate PIES whose Pledged Senior Notes were remarketed, on a pro rata basis. Holders of the Remarketing Senior Notes that are so remarketed will not otherwise be responsible for the payment of any remarketing fee or expenses in connection with the Remarketing. The Purchase Contract Agent shall give written directions to the Collateral Agent, and the Collateral Agent shall instruct the Securities Intermediary, to apply a portion of the Proceeds with respect to the Pledged Senior Notes from such Remarketing, on the Purchase Contract Settlement Date, equal to the aggregate principal amount of such Pledged Senior Notes to satisfy in full the obligations of such Holders of Corporate PIES to pay the Purchase Price to purchase the shares of Common Stock under the related Purchase Contracts.

            If a Failed Remarketing occurs, the Collateral Agent, (a) having received notice of such Failed Remarketing from the Remarketing Agents pursuant to the Remarketing Agreement, shall, on the written direction of the Company, exercise for the benefit of the Company, its rights as a secured creditor with respect to the Pledged Senior Notes related to this Corporate PIES Certificate and (b) subject to applicable law, may (i) retain such Pledged Senior Notes in full satisfaction of the Holders' obligations under the Purchase Contracts or
(ii) sell such Pledged Senior Notes in one or more public or private sales, the proceeds, if any, of such sale to constitute full satisfaction of the Holders' obligations under the Purchase Contracts.

            (c) Unless a Termination Event has occurred or a Holder has effected a Cash Settlement, an Early Settlement or a Merger Early Settlement, if a Successful Remarketing has occurred during the Period for Early Remarketing, a Holder shall be deemed to have elected to pay for the shares of Common Stock to be issued under such Purchase Contracts from the Proceeds of the Pledged Treasury Portfolio, in the case of Holders of Corporate PIES, and the related Pledged Treasury Securities, in the case of Holders of Treasury PIES.

            (d) In the event that all or any portion of the Pledged Treasury Securities matures before the Purchase Contract Settlement Date, the Collateral Agent shall invest the Cash Proceeds therefrom in Permitted Investments in clause 6 of the definition of Permitted Investments and identified by the Company in the Account Direction, unless the Company shall otherwise instruct the Securities Intermediary and the Collateral Agent as to the type of Permitted Investments in which any such Cash Proceeds shall be invested.

            (e) Without receiving any instruction from any such Holder of Treasury PIES, the Collateral Agent shall apply, on the Purchase Contract Settlement Date, the Cash Proceeds of the maturing Pledged Treasury Securities and of the investment earnings from the related investment in Permitted Investments, in each case, in an amount equal to the aggregate Purchase Price applicable to such Treasury PIES to satisfy in full such Holder's obligations to pay the Purchase Price to purchase the shares of Common Stock under the related Purchase Contracts on the Purchase Contract Settlement Date. In the event the sum of the Proceeds from the related Pledged Treasury Securities and the investment earnings from the related investment in Permitted Investments exceeds the aggregate Purchase Price of the Purchase Contracts being settled thereby, the Collateral Agent shall instruct the Securities Intermediary to distribute such excess, when received, to the Purchase Contract Agent for distribution to the Holders whose Purchase Contracts were settled with such Proceeds, on a pro rata basis.

            (f) Notwithstanding the Pledge and, if applicable, the delivery of Separated Senior Notes to the Collateral Agent for Remarketing, in each case, as set forth herein, the Company's obligation to pay interest, including any accrued and unpaid, on all outstanding Senior Notes (whether then comprising a part of Corporate PIES or as Separated Senior Notes) pursuant to the Indenture shall remain.

Section 6. Voting Rights.

            The Purchase Contract Agent may exercise, or refrain from exercising, any and all voting and other consensual rights pertaining to the Pledged Senior Notes or any part thereof in accordance with the terms of the Purchase Contract Agreement. The Purchase Contract Agent shall give the Company and the Collateral Agent at least five calendar days' prior written notice of the manner in which it intends to exercise, or its reasons for refraining from exercising, any such right. Upon receipt of any notices and other communications in respect of any Pledged Senior Notes, including notice of any meeting at which holders of the Senior Notes are entitled to vote or solicitation of consents, waivers or proxies of holders of the Senior Notes, the Collateral Agent shall use its reasonable efforts to send promptly to the Purchase Contract Agent such notice or communication, and as soon as reasonably practicable after receipt of a written request therefor from the Purchase Contract Agent, execute and deliver to the Purchase Contract Agent such proxies and other instruments in respect of such Pledged Senior Notes (in form and substance satisfactory to the Collateral Agent) as are prepared by the Purchase Contract Agent with respect to the Pledged Senior Notes.

Section 7. Rights and Remedies.

      Section 7.1 Rights and Remedies of the Collateral Agent.

            (a) In addition to the rights and remedies specified in Section 5.5 hereof or otherwise available at law or in equity, after an event of default (as specified in Section 7.1(b) below) hereunder, the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and the TRADES Regulations and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted. Without limiting the generality of the foregoing, such remedies may include, to the extent permitted by applicable law, (i) retention of the Pledged Senior Notes, Pledged Treasury Portfolio Interest or Pledged Treasury Securities in full satisfaction of the Holders' obligations under the Purchase Contracts or
(ii) sale of the Pledged

Senior Notes, Pledged Treasury Portfolio Interest or Pledged Treasury Securities in one or more public or private sales.

            (b) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, in the event the Collateral Agent is unable to make payments to the Company on account of principal payments of any Pledged Treasury Securities or on account of any Pledged Treasury Portfolio Interest as provided in Section 3 hereof, in satisfaction of the Obligations of the Holder of the PIES of which such Pledged Treasury Securities or Pledged Treasury Portfolio Interest are a part under the related Purchase Contracts, the inability to make such payments shall constitute an event of default hereunder and the Collateral Agent shall have and may exercise and, upon receiving written instructions from the Company pursuant to and in accordance with Section 9.2 shall exercise, with reference to such Pledged Treasury Securities or Pledged Treasury Portfolio Interest, as applicable, any and all of the rights and remedies available to a secured party under the UCC and the TRADES Regulations after default by a debtor, and as otherwise granted herein or under any other law.

            (c) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, the Collateral Agent is hereby irrevocably authorized to receive and collect all payments of (i) the principal amount of the Pledged Senior Notes, (ii) the principal amount of the Pledged Treasury Securities and (iii) the principal amount of the Pledged Treasury Portfolio Interest, subject, in each case, to the provisions of Section 3 hereof, and as otherwise granted herein.

            (d) Subject to Section 9.1, the Purchase Contract Agent and each Holder of PIES agrees that, from time to time, upon the written request of the Collateral Agent, the Purchase Contract Agent or such Holder shall execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order to maintain the Pledge, and the perfection and priority thereof, and to confirm the rights of the Collateral Agent hereunder. The Purchase Contract Agent shall have no liability to any Holder for executing any documents or taking any such acts requested by the Collateral Agent hereunder, except for liability for its own grossly negligent acts, its own grossly negligent failure to act or its own willful misconduct.

      Section 7.2 Substitutions.

            Whenever a Holder has the right to substitute Treasury Securities, Senior Notes or security entitlements to either of them for financial assets held in the Collateral Account, such substitution shall not constitute a novation of the security interest created hereby.

Section 8. Representations and Warranties; Covenants.

      Section 8.1 Representations and Warranties.

            Each Holder from time to time, acting through the Purchase Contract Agent as attorney-in-fact (it being understood that the Purchase Contract Agent shall not be liable for any representation or warranty made by or on behalf of a Holder), hereby represents and warrants to the Collateral Agent (with respect to its interest in the Collateral), which representations and warranties shall be deemed repeated on each day a Holder Transfers Collateral that:

            (1) such Holder has the power to grant a security interest in and lien on the Collateral;

            (2) such Holder is the sole beneficial owner of the Collateral and, in the case of Collateral delivered in physical form, is the sole holder of such Collateral and is the sole beneficial owner of, or has the right to Transfer, the Collateral it Transfers to the Securities Intermediary for credit to the Collateral Account, free and clear of any security interest, lien, encumbrance, call, liability to pay money or other restriction other than the security interest and lien granted under
      Section 2 hereof;

            (3) upon the Transfer of the Collateral to the Securities Intermediary for credit to the Collateral Account, the Collateral Agent, for the benefit of the Company, will have a valid and perfected first priority security interest therein (assuming that any central clearing operation or any Securities Intermediary or other entity not within the control of the Holder involved in the Transfer of the Collateral, including the Collateral Agent and the Securities Intermediary, gives the notices and takes the action required of it hereunder and under applicable law for perfection of that interest and assuming the establishment and exercise of control pursuant to Section 4 hereof); and

            (4) the execution and performance by the Holder of its obligations under this Agreement will not result in the creation of any security interest, lien or other encumbrance on the Collateral other than the security interest and lien granted under Section 2 hereof or violate any provision of any existing law or regulation applicable to it or of any mortgage, charge, pledge, indenture, contract or undertaking to which it is a party or which is binding on it or any of its assets.

      Section 8.2 Covenants.

            The Purchase Contract Agent and the Holders from time to time, acting through the Purchase Contract Agent as their attorney-in-fact (it being understood that the Purchase Contract Agent shall not be liable for any covenant made by or on behalf of a Holder), hereby covenant to the Collateral Agent that for so long as the Collateral remains subject to the Pledge:

            (1) neither the Purchase Contract Agent nor such Holders will create or purport to create or allow to subsist any mortgage, charge, lien, pledge or any other security interest whatsoever over the Collateral or any part of it other than pursuant to this Agreement; and

            (2) neither the Purchase Contract Agent nor such Holders will sell or otherwise dispose (or attempt to dispose) of the Collateral or any part of it except for the beneficial interest therein, subject to the Pledge hereunder, transferred in connection with the Transfer of the PIES.

Section 9. The Collateral Agent and the Securities Intermediary.

            It is hereby agreed as follows:

      Section 9.1 Appointment, Powers and Immunities.

            The Collateral Agent and the Securities Intermediary shall each act solely as agent for the Company hereunder and not in its individual capacity with such powers as are specifically vested in the Collateral Agent or the Securities Intermediary, as the case may be, by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Collateral Agent and the Securities Intermediary shall:

            (1) have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants or obligations shall be inferred from this Agreement against the Collateral Agent or the Securities Intermediary, nor shall the Collateral Agent or the Securities Intermediary be bound by the provisions of any agreement by any party hereto beyond the specific terms hereof;

            (2) not be responsible for, and neither the Collateral Agent nor the Securities Intermediary makes any representation or warranty with respect to, any recitals contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by it under, this Agreement, the PIES or the Purchase Contract Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement (other than as against the Collateral Agent or the Securities Intermediary, as the case may be), the PIES or the Purchase Contract Agreement or any other document referred to or provided for herein or therein, for the sufficiency of the Collateral as security or for any failure by the Company or any other Person (except the Collateral Agent or the Securities Intermediary, as the case may be) to perform any of its obligations hereunder or thereunder or for the due creation, perfection, validity, priority or, except, in the case of the Collateral Agent, as expressly required hereby, maintenance of any security interest created hereunder;

            (3) not be required to initiate or conduct any litigation or collection proceedings hereunder or to exercise any other rights or remedies available to a secured party under the UCC or TRADES regulations after a default of a debtor (except, in the case of the Collateral Agent, pursuant to directions furnished under Section 9.2 hereof, subject to
      Section 9.6 hereof);

            (4) not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith or therewith, except for its own gross negligence or willful misconduct; and

            (5) not be required to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

Subject to the foregoing, during the term of this Agreement, the Collateral Agent shall take all reasonable action in connection with the safekeeping and preservation of the Collateral hereunder.

            No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. Notwithstanding the foregoing, each of the Collateral Agent and the Securities Intermediary in its individual capacity hereby waives any right of setoff, bankers' lien, liens or perfection rights as Securities Intermediary or any counterclaim with respect to any of the Collateral.

      Section 9.2 Instructions of the Company.

            The Company shall have the right, by one or more instruments in writing executed and delivered to the Collateral Agent, to direct the time, method and place of conducting any proceeding for the realization of any right or remedy available to the Collateral Agent, or of exercising any power conferred on the Collateral Agent, or to direct the taking or refraining from taking of any action authorized by this Agreement; provided, however, that (i) such direction shall not conflict with the provisions of any law or of this Agreement and (ii) the Collateral Agent shall be adequately indemnified as provided herein. Nothing contained in this Section 9.2 shall impair the right of the Collateral Agent in its discretion to take any action or omit to take any action which it deems proper and which is not inconsistent with such direction.

            In the event the Collateral Agent or the Securities Intermediary is uncertain as to the application of any provision in this Agreement or any other agreement relating to the transactions contemplated hereby, or such provision is ambiguous as to its application or is, or appears to be, in conflict with any other applicable provision hereof, or in the event this Agreement permits any determination by the Collateral Agent or the Securities Intermediary or is silent or incomplete as to the course of action the Collateral Agent or the Securities Intermediary is required to take with respect to a particular set of facts, the Collateral Agent or the Securities Intermediary may seek instructions from the Company and shall not be liable to any Person to the extent that it acts in good faith in accordance with the instructions of the Company; provided, that, if the Collateral Agent or the Securities Intermediary shall not have received instructions from the Company pursuant to its request within twenty
(20) days after the date of such request, until instructed otherwise by the Company, the Collateral Agent or the Securities Intermediary may, but shall be under no duty to, take or refrain from taking such action as it shall deem advisable in the best interests of the Company.

      Section 9.3 Reliance by Collateral Agent and Securities Intermediary.

            Each of the Securities Intermediary and the Collateral Agent shall be entitled to rely upon, and shall not incur any liability to anyone in acting upon, any certification, order, judgment, opinion, notice, instructions or other communication (including, without limitation, any thereof by telephone, telecopy, telex or facsimile) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons (without being required to determine the correctness of any fact or matter stated therein) and upon advice and statements of legal counsel and other experts selected by the Collateral Agent or the Securities Intermediary, as the case may be. As to any matters not expressly provided for by this Agreement, the Collateral Agent and the Securities Intermediary shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions given by the Company in accordance with Section 9.2 of this Agreement.

      Section 9.4 Rights in Other Capacities.

            The Collateral Agent and the Securities Intermediary and their affiliates may (without having to account therefor to the Company) accept deposits from, lend money to, make their investments in and generally engage in any kind of banking, trust or other business with the Purchase Contract Agent or the Securities Intermediary, as the case may be, any other Person interested herein and any Holder of PIES (and any of their respective subsidiaries or affiliates) as if it were not acting as the Collateral Agent or the Securities Intermediary, as the case may be, and the Collateral Agent, the Securities Intermediary and their affiliates may accept fees and other consideration from the Purchase Contract Agent and any Holder of PIES without having to account for the same to the Company; provided that each of the Securities Intermediary and the Collateral Agent covenants and agrees with the Company that it shall not accept, receive or permit there to be created in favor of itself and shall take no affirmative action to permit there to be created in favor of any other Person, any security interest, lien or other encumbrance of any kind in or upon the Collateral other than the lien created by the Pledge.

      Section 9.5 Non-Reliance on Collateral Agent and Securities Intermediary.

            Neither the Securities Intermediary nor the Collateral Agent shall be required to keep itself informed as to the performance or observance by the Purchase Contract Agent or any Holder of PIES of this Agreement, the Purchase Contract Agreement, the PIES or any other document referred to or provided for herein or therein or to inspect the properties or books of the Purchase Contract Agent or any Holder of PIES. Neither the Collateral Agent nor the Securities Intermediary shall have any duty or responsibility to provide the Company with any credit or other information concerning the affairs, financial condition or business of the Purchase Contract Agent or any Holder of PIES (or any of their respective affiliates) that may come into the possession of the Collateral Agent or the Securities Intermediary or any of their respective affiliates.

      Section 9.6 Compensation and Indemnity.

            The Company agrees to:

            (1) pay the Collateral Agent and the Securities Intermediary from time to time such compensation as shall be agreed in writing between the Company and the Collateral Agent or the Securities Intermediary, as the case may be, for all services rendered by them hereunder including the reasonable costs and fees of agents and advisors appointed pursuant to and in accordance with Section 9.9, which such fees and costs shall be subject to the prior consent of the Company; and

            (2) indemnify the Collateral Agent and the Securities Intermediary for, and to hold each of them harmless from and against, any loss, liability or reasonable out-of-pocket expense incurred without gross negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of its powers and duties under this Agreement, including the reasonable costs and expenses (including reasonable fees and expenses of counsel) of defending itself against any claim or liability in connection with the exercise or performance of such powers and duties.

      Section 9.7 Failure to Act.

            Subject to Section 9.2 of this Agreement, in the event of any dispute between or conflicting claims by or among the parties hereto or any other Person with respect to any funds or property deposited hereunder, the Collateral Agent and the Securities Intermediary shall be entitled, after prompt notice to the Company and the Purchase Contract Agent, at its sole option, to refuse to comply with any and all claims, demands or instructions with respect to such property or funds so long as such dispute or conflict shall continue, and the Collateral Agent and the Securities Intermediary shall not be or become liable in any way to any of the parties hereto for its failure or refusal to comply with such conflicting claims, demands or instructions. The Collateral Agent and the Securities Intermediary shall be entitled to refuse to act until either:

            (1) such conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Collateral Agent or the Securities Intermediary; or

            (2) the Collateral Agent or the Securities Intermediary shall have received security or an indemnity satisfactory to it sufficient to save it harmless from and against any and all loss, liability or reasonable out-of-pocket expense which it may incur by reason of its acting.

The Collateral Agent and the Securities Intermediary may in addition elect to commence an interpleader action or seek other judicial relief or orders as the Collateral Agent or the Securities Intermediary may deem necessary. Notwithstanding anything contained herein to the contrary, neither the Collateral Agent nor the Securities Intermediary shall be required to take any action that is in its opinion contrary to law or to the terms of this Agreement, or which would in its opinion subject it or any of its officers, employees or directors to liability.

      Section 9.8 Resignation of Collateral Agent and Securities Intermediary.

            (a) Subject to the appointment and acceptance of a successor Collateral Agent as provided below:

            (1) the Collateral Agent may resign at any time by giving notice thereof to the Company, the Purchase Contract Agent as attorney-in-fact for the Holders of PIES and the Trustee;

            (2) the Collateral Agent may be removed at any time by the Company; and

            (3) if the Collateral Agent fails to perform any of its material obligations hereunder in any material respect for a period of not less than 20 days after receiving written notice of such failure by the Purchase Contract Agent and such failure shall be continuing, the Collateral Agent may be removed by the Purchase Contract Agent; provided, however, that neither this provision nor any other provision of this Agreement or the Purchase Contract Agreement shall require the Purchase Contract Agent to keep itself informed as to or to monitor the performance or observance by the Collateral Agent or the Securities Intermediary of their obligations hereunder.

The Purchase Contract Agent shall promptly notify the Company of any removal of the Collateral Agent pursuant to clause (3) of the immediately preceding sentence. Upon any such resignation or removal, the Company shall have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Collateral Agent's giving of notice of resignation or such removal, then the retiring Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent. The Collateral Agent shall be a bank which has an office in New York, New York or Minneapolis, Minnesota with a combined capital and surplus of at least $50,000,000 and shall not be the Purchase Contract Agent or any of its affiliates. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall take all appropriate action to transfer any money and property held by it hereunder (including the Collateral) to such successor Collateral Agent. The retiring Collateral Agent shall, upon such succession, be discharged from its duties and obligations as Collateral Agent hereunder. After any retiring Collateral Agent's resignation hereunder as Collateral Agent, the provisions of this Section 9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent. Any resignation or removal of the Collateral Agent hereunder shall be deemed for all purposes of this Agreement as the simultaneous resignation or removal, as the case may be, of the Securities Intermediary.

            (b) Subject to the appointment and acceptance of a successor Securities Intermediary as provided below:

            (1) the Securities Intermediary may resign at any time by giving notice thereof to the Company, the Purchase Contract Agent as attorney-in-fact for the Holders of PIES and the Trustee;

            (2) the Securities Intermediary may be removed at any time by the Company; and

            (3) if the Securities Intermediary fails to perform any of its material obligations hereunder in any material respect for a period of not less than 20 days after receiving written notice of such failure by the Purchase Contract Agent and such failure shall be continuing, the Securities Intermediary may be removed by the Purchase Contract Agent.

The Purchase Contract Agent shall promptly notify the Company of any removal of the Securities Intermediary pursuant to clause (3) of the immediately preceding sentence. Upon any such resignation or removal, the Company shall have the right to appoint a successor Securities Intermediary. If no successor Securities Intermediary shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Securities Intermediary's giving of notice of resignation or such removal, then the retiring Securities Intermediary may petition any court of competent jurisdiction for the appointment of a successor Securities Intermediary. The Securities Intermediary shall be a bank which has an office in New York, New York with a combined capital and surplus of at least $50,000,000 and shall not be the Purchase Contract Agent or any of its affiliates. Upon the acceptance of any appointment as Securities Intermediary hereunder by a successor Securities Intermediary, such successor Securities Intermediary shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Securities Intermediary, and the retiring Securities Intermediary shall take all appropriate action to transfer any money and property held by it hereunder (including the Collateral) to such successor Securities Intermediary. The retiring Securities Intermediary shall, upon such succession, be discharged from its duties and obligations as Securities Intermediary hereunder. After any retiring Securities Intermediary's resignation hereunder as Securities Intermediary, the provisions of this Section 9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Securities Intermediary.

      Section 9.9 Right to Appoint Agent or Advisor.

            The Collateral Agent shall have the right to appoint agents or advisors in connection with any of its duties hereunder, and the Collateral Agent shall not be liable for any action taken or omitted by, or in reliance upon the advice of, such agents or advisors selected in good faith. The appointment of agents pursuant to this Section 9.9 shall be subject to prior consent of the Company, which consent shall not be unreasonably withheld.

      Section 9.10 Survival.

            The provisions of this Section 9 shall survive termination of this Agreement and the resignation or removal of the Collateral Agent or the Securities Intermediary.

      Section 9.11 Exculpation.

            Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Collateral Agent or the Securities Intermediary or their officers, directors, employees or agents be liable under this Agreement to the Company, the Purchase Contract Agent or any third party for indirect, special, punitive or consequential loss or damage of any kind whatsoever, including lost profits, whether or not the likelihood of such loss or damage was known to the Collateral Agent or the Securities Intermediary, or any of them, incurred without any act or deed that is found to be attributable to gross negligence or willful misconduct on the part of the Collateral Agent or the Securities Intermediary. Any and all exculpatory provisions, immunities and indemnities in favor of the Collateral Agent or the Securities Intermediary under this Agreement shall inure to the benefit of the Collateral Agent or the Securities Intermediary, as applicable, in its individual capacity or as a party to any agreement referred to herein or therein, whether or not expressly so provided.

Section 10. Amendment.

      Section 10.1 Amendment Without Consent of Holders.

            Without the consent of any Holders, the Company (when authorized by a Board Resolution), the Collateral Agent, the Securities Intermediary and the Purchase Contract Agent, at any time and from time to time, may amend this Agreement, in form satisfactory to the Company, the Collateral Agent, the Securities Intermediary and the Purchase Contract Agent, to:

            (1) evidence the succession of another Person to the Company, and the assumption to by any such successor of the covenants of the Company;

            (2) evidence and provide for the acceptance of appointment hereunder by a successor Collateral Agent, Securities Intermediary or Purchase Contract Agent;

            (3) add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company, provided such covenants or such surrender do not adversely affect the validity, perfection or priority of the Pledge created hereunder; or

            (4) cure any ambiguity (or formal defect), to correct or supplement any provisions herein which may be inconsistent with any other such provisions herein, or to make any other provisions with respect to such matters or questions arising under this Agreement, provided such action shall not adversely affect the interests of the Holders.

      Section 10.2 Amendment with Consent of Holders.

            With the consent of the Holders of not less than a majority of the Purchase Contracts at the time outstanding, by Act of said Holders delivered to the Company, the Purchase Contract Agent, the Securities Intermediary and the

Collateral Agent, the Company, when duly authorized by a Board Resolution, the Purchase Contract Agent, the Securities Intermediary and the Collateral Agent may amend this Agreement for the purpose of modifying in any manner the provisions of this Agreement or the rights of the Holders in respect of the PIES; provided, however, that no such supplemental agreement shall, without the unanimous consent of the Holders of each Outstanding PIES adversely affected thereby, other than as expressly contemplated by the Agreement,

            (1) change the amount or type of Collateral underlying a PIES, impair the right of the Holder of any PIES to receive distributions on the underlying Collateral or otherwise adversely affect the Holder's rights in or to such Collateral;

            (2) otherwise effect any action that would require the consent of the Holder of each Outstanding PIES affected thereby pursuant to the Purchase Contract Agreement if such action were effected by an agreement supplemental thereto; or

            (3) reduce the percentage of Purchase Contracts the consent of whose Holders is required for any such amendment;

provided that if any amendment or proposal referred to above would adversely affect only the Corporate PIES or only the Treasury PIES after PIES of such class are created and remain Outstanding, then only the affected class of Holder as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of Holders of not less than a majority of such class; provided, further, that the unanimous consent of the Holders of each outstanding Purchase Contract of such class affected thereby shall be required to approve any amendment or proposal specified in clauses (1) through (3) above.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such Act shall approve the substance thereof.

      Section 10.3 Execution of Amendments.

            In executing any amendment permitted by this Section, the Collateral Agent, the Securities Intermediary and the Purchase Contract Agent shall be entitled to receive and (subject to Section 7.1 of the Purchase Contract Agreement with respect to the Purchase Contract Agent) shall be fully protected in relying upon, an Opinion of Counsel (as defined in the Purchase Contract Agreement) stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent, if any, to the execution and delivery of such amendment have been satisfied.

      Section 10.4 Effect of Amendments.


            Upon the execution of any amendment under this Section, this Agreement shall be modified in accordance therewith, and such amendment shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered under the Purchase Contract Agreement shall be bound thereby.

      Section 10.5 Reference to Amendments.

            Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any amendment pursuant to this Section may, and shall if required by the Collateral Agent or the Purchase Contract Agent, bear a notation in form approved by the Purchase Contract Agent and the Collateral Agent as to any matter provided for in such amendment. If the Company shall so determine, new Security Certificates so modified as to conform, in the opinion of the Collateral Agent, the Purchase Contract Agent and the Company, to any such amendment may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent in accordance with the Purchase Contract Agreement in exchange for Outstanding PIES Certificates.

Section 11. Merger, Consolidation, Sale or Conveyance.

      Section 11.1 When Company May Merge, Etc.

            The Company shall not consolidate with or merge into, or sell, lease (for a term extending beyond the last stated maturity of the PIES and the Senior Notes then Outstanding) or convey all or substantially all of its assets to, any Person or group of Affiliated Persons in one transaction or a series of related transactions, unless the Company shall be the continuing corporation, or the successor or transferee Person expressly assumes by one or more supplemental agreements, in form satisfactory to the Collateral Agent, all the obligations of the Company with respect to this Agreement, and the Company or the successor or transferee Person, as the case may be, (i) shall be a Corporation organized and existing under the laws of one of the states in the United States and (ii) shall not, immediately after such consolidation or merger or sale, lease or conveyance, be in default in the performance or any covenant or condition hereunder. The Company shall deliver to the Collateral Agent an Officers' Certificate (as defined in the Original Indenture) and an Opinion of Counsel (as defined in the Original Indenture), each stating that such consolidation, merger sale, lease or conveyance and such supplemental agreement comply with this Agreement and that all conditions precedent to the consummation of any such consolidation, or merger, or any sale, lease or conveyance have been met.

      Section 11.2 Successor Corporation Substituted.

            Upon any consolidation or merger, or any sale, lease or conveyance of all or substantially all of the assets of the Company in accordance with
Section 11.1, the successor corporation or the transferee corporation formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if such successor corporation had been named as the Company herein.

            Such successor or transferee Person thereupon may cause to be signed, and may issue either in its own name or in the name of Sierra Pacific Resources, any or all of the Certificates evidencing PIES issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Purchase Contract Agent; and, upon the order of such successor or such transferee Person, instead of the Company, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Purchase Contract Agent shall authenticate and execute on behalf of the Holders and deliver any Certificates which previously shall have been signed and delivered by the officers of the Company to the Purchase Contract Agent for authentication and execution, and any Certificate evidencing PIES which such successor corporation or transferee corporation thereafter shall cause to be signed and delivered to the Purchase Contract Agent for that purpose. All the Certificates issued shall in all respects have the same legal rank and benefit under this Agreement as the Certificates theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Certificates had been issued at the date of the execution hereof.

            In case of any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance such change in phraseology and form (but not in substance) may be made in the Certificates evidencing PIES thereafter to be issued as may be appropriate.

      Section 11.3 Limitation.

            Nothing in this Agreement shall be deemed to prevent or restrict;
(a) any consolidation or merger after the consummation of which the Company would be the surviving or resulting entity or any conveyance or other transfer or lease of any part of the properties of the Company which does not constitute the entirety, or substantially the entirety, thereof; or (b) the approval by the Company of, or the consent by the Company to, any consolidation or merger to which any Restricted Subsidiary (as defined in the Original Indenture) or any other subsidiary or affiliate of the Company may be a party or any conveyance, transfer or lease by any Subsidiary (as defined in the Original Indenture) or any such other subsidiary or affiliate of any of its assets.

Section 12. Miscellaneous.

      Section 12.1 No Waiver.

            No failure on the part of the Collateral Agent or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

      Section 12.2 Governing Law; Jurisdiction and Venue.

            THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            The Company, the Collateral Agent, the Securities Intermediary, the Purchase Contract Agent and the Holders from time to time of the PIES, acting through the Purchase Contract Agent as their attorney-in-fact, hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company, the Collateral Agent, the Securities Intermediary and the Holders from time to time of the PIES, acting through the Purchase Contract Agent as their attorney-in-fact, irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

      Section 12.3 Notices.

            All notices, requests, consents and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient specified below. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            If to the Company:

            Sierra Pacific Resources
            6100 Neil Road
            P.O. Box 30150
            Reno, Nevada 89520-0400
            Telecopier No.: (775) 834-5643
            Attention:  Manager of Finance and Treasury

            If to the Collateral Agent or the Securities Intermediary:

            Wells Fargo Bank, National Association
            Sixth and Marquette
            MAC N9303-120
            Minneapolis, Minnesota 55479
            Telecopier No.: (612) 667-9825
            Attention:  Jane Schweiger

            If to the Purchase Contract Agent or the Trustee:

            The Bank of New York
            101 Barclay Street, Floor 8 West
            New York, New York 10286
            Telecopier No.: (212) 815-5707
            Attention:  Corporate Trust Division -- Corporate Finance Unit

      Section 12.4 Successors and Assigns.

            This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company, the Collateral Agent, the Securities Intermediary and the Purchase Contract Agent, and the Holders from time to time of the PIES, by their acceptance of the same, shall be deemed to have agreed to be bound by the provisions hereof and to have ratified the agreements of, and the grant of the Pledge hereunder by, the Purchase Contract Agent.

      Section 12.5 Counterparts.

            This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

      Section 12.6 Effect of Headings and Table of Contents.

            The headings and table of contents contained in this Agreement shall not constitute a part, or to effect the meaning or interpretation of, this Agreement.

      Section 12.7 Severability.

            If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

      Section 12.8 Expenses, etc.

            The Company agrees to reimburse the Collateral Agent and the Securities Intermediary for:

            (1) all reasonable costs and expenses of the Collateral Agent and the Securities Intermediary (including, without limitation, the reasonable fees and expenses of counsel to the Collateral Agent and the Securities Intermediary or any agent or advisor appointed by the Collateral Agent pursuant to and in accordance with Section 9.9), in connection with (i) the negotiation, preparation, execution and delivery or performance of this Agreement and (ii) any modification, supplement or waiver of any of the terms of this Agreement;

            (2) all reasonable costs and expenses of the Collateral Agent and the Securities Intermediary (including, without limitation, reasonable fees and expenses of counsel to the Collateral Agent and the Securities Intermediary) in connection with (i) any enforcement or proceedings resulting or incurred in connection with causing any Holder of PIES to satisfy its obligations under the Purchase Contracts forming a part of the PIES and (ii) the enforcement of this Section 12.8; and

            (3) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other document referred to herein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated hereby.

      Section 12.9 Security Interest Absolute.

            All rights of the Collateral Agent and security interests hereunder, and all obligations of the Holders from time to time hereunder, shall be absolute and unconditional irrespective of:

            (1) any lack of validity or enforceability of any provision of the Purchase Contracts or the PIES or any other agreement or instrument relating thereto;

            (2) any change in the time, manner or place of payment of, or any other term of, or any increase in the amount of, all or any of the obligations of Holders of the PIES under the related Purchase Contracts, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Purchase Contract Agreement or any Purchase Contract or any other agreement or instrument relating thereto; or

            (3) any other circumstance which might otherwise constitute a defense available to, or discharge of, a borrower, a guarantor or a pledgor.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                SIERRA PACIFIC RESOURCES

                                By: _______________________________
                                    Name:
                                    Title:

                                THE BANK OF NEW YORK, not individually but solely as Purchase Contract Agent and as attorney-in-fact of the Holders from time to time of the PIES

                                By: _______________________________
                                    Name:
                                    Title:

                                WELLS FARGO BANK, NATIONAL
                                ASSOCIATION, as Collateral Agent

                                By: _______________________________
                                    Name:
                                    Title:

                                WELLS FARGO BANK, NATIONAL ASSOCIATION, as
                                Securities Intermediary

                                By: _______________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT A

                                     NOTICE
                FROM PURCHASE CONTRACT AGENT TO COLLATERAL AGENT
                           (Creation of Treasury PIES)

Wells Fargo Bank, National Association, as Collateral Agent
Sixth and Marquette
MAC N9303-120
Minneapolis, Minnesota 55479
Attention: Jane Schweiger
Fax (612) 667-9825

            Re: PIES of Sierra Pacific Resources

      Reference is made to the Pledge Agreement dated as of _________, 2005 (the "Pledge Agreement"), among Sierra Pacific Resources (the "Company"), you, as Collateral Agent and as Securities Intermediary, and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of PIES from time to time. Capitalized terms used herein but not defined shall have the meanings attributable to them in the Pledge Agreement.

      We hereby notify you that, in accordance with Section 5.2 of the Pledge Agreement and Section 3.13 of the Purchase Contract Agreement, the holder of securities named below (the "Holder") has elected to substitute $__________ Value of Treasury Securities (CUSIP No.) in exchange for an equal Value of Pledged Senior Notes and has delivered to the undersigned Purchase Contract Agent a notice stating that the Holder has Transferred such Treasury Securities to the Securities Intermediary, for credit to the Collateral Account.

      We hereby request that you instruct the Securities Intermediary, upon confirmation that such Treasury Securities have been credited to the Collateral Account, to release by Transfer to the undersigned Purchase Contract Agent, on behalf of the undersigned Holder an equal Value of Pledged Senior Notes in accordance with Section 5.2 of the Pledge Agreement.

                           THE BANK OF NEW YORK,
                           as Purchase Contract Agent

                           By:______________________________
                              Name:
                              Title:
                              Date:

      Please print name and address of Holder electing to substitute Treasury Securities or security entitlements thereto for the Pledged Senior Notes:

__________________________________________________
      Name of Holder

__________________________________________________
      TRADES Account No.

__________________________________________________
Social Security or Taxpayer Identification Number

__________________________________________________
      Address

                                                                       EXHIBIT B

                                     NOTICE
                FROM COLLATERAL AGENT TO SECURITIES INTERMEDIARY
                           (Creation of Treasury PIES)

Wells Fargo Bank, National Association, as Securities Intermediary Sixth and Marquette
MAC N9303-120
Minneapolis, Minnesota 55479
Attention: Jane Schweiger
Fax (612) 667-9825

            Re: PIES of Sierra Pacific Resources

                Securities Account No. _______entitled "Wells Fargo Bank, National Association, as Collateral Agent, Securities Account (Sierra Pacific Resources)" (the "Collateral Account")

      Reference is made to the Pledge Agreement, dated as of _______, 2005 (the "Pledge Agreement"), among Sierra Pacific Resources (the "Company"), you, as Securities Intermediary, The Bank of New York, as Purchase Contract Agent and as attorney-in-fact for the holders of PIES from time to time, and the undersigned, as Collateral Agent. Capitalized terms used herein but not defined shall have the meanings attributable to them in the Pledge Agreement.

      When you have confirmed that $__________ Value of Treasury Securities (CUSIP No. ) has been credited to the Collateral Account by or for the benefit of _________, as Holder of PIES (the "Holder"), you are hereby instructed to release from the Collateral Account an equal Value of Senior Notes by Transfer to the Purchase Contract Agent in accordance with Section 5.2 of the Pledge Agreement.

                                         WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                         as Collateral Agent

                                         By:______________________________
                                            Name:
                                            Title:
                                            Date:

      Please print name and address of Holder:

__________________________________________________
      Name

__________________________________________________
      TRADES Account No.

__________________________________________________
Social Security or Taxpayer Identification Number

__________________________________________________
      Address

                                                                       EXHIBIT C

                                     NOTICE
                FROM PURCHASE CONTRACT AGENT TO COLLATERAL AGENT
                         (Recreation of Corporate PIES)

Wells Fargo Bank, National Association, as Collateral Agent
Sixth and Marquette
MAC N9303-120
Minneapolis, Minnesota 55479
Attention: Jane Schweiger
Fax (612) 667-9825

            Re: PIES of Sierra Pacific Resources

      Reference is made to the Pledge Agreement, dated as of _________, 2005 (the "Pledge Agreement"), among Sierra Pacific Company (the "Company"), you, as Collateral Agent and as Securities Intermediary, and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of PIES from time to time. Capitalized terms used herein but not defined shall have the meanings attributable to them in the Pledge Agreement.

      We hereby notify you that, in accordance with Section 5.3 of the Pledge Agreement and Section 3.14 of the Purchase Contract Agreement, the holder of securities listed below (the "Holder") has elected to substitute $__________ Value of Senior Notes in exchange for $__________ Value of Pledged Treasury Securities and has delivered to the undersigned a notice stating that the Holder has Transferred such Senior Notes or security entitlements thereto to the Securities Intermediary, for credit to the Collateral Account.

      We hereby request that you instruct the Securities Intermediary, upon confirmation that such Senior Notes have been credited to the Collateral Account, to release to the undersigned Holder an equal Value of Treasury Securities or security entitlements thereto related to _____ Treasury PIES of such Holder in accordance with Section 5.3 of the Pledge Agreement and Section
3.14 of the Purchase Contract Agreement.

                                            THE BANK OF NEW YORK,
                                            as Purchase Contract Agent

                                            By:______________________________
                                               Name:
                                               Title:
                                               Date:

Please print name and address of Holder electing to substitute Pledged Senior Notes or security entitlements thereto for Pledged Treasury Securities:

__________________________________________________
      Name

__________________________________________________
      DTC Participant No.

__________________________________________________
Social Security or Taxpayer Identification Number

__________________________________________________
      Address

                                                                       EXHIBIT D

                                     NOTICE
                FROM COLLATERAL AGENT TO SECURITIES INTERMEDIARY
                         (Recreation of Corporate PIES)

Wells Fargo Bank, National Association, as Securities Intermediary Sixth and Marquette
MAC N9303-120
Minneapolis, Minnesota 55479
Attention: Jane Schweiger
Fax (612) 667-9825

            Re: PIES of Sierra Pacific Resources

                Securities Account No. ________ entitled "Wells Fargo Bank, National Association, as Collateral Agent, Securities Account (Sierra Pacific Resources)"

      Reference is made to the Pledge Agreement, dated as of _________, 2005 (the "Pledge Agreement"), among Sierra Pacific Resources (the "Company"), you, as Securities Intermediary, The Bank of New York, as Purchase Contract Agent and as attorney-in-fact for the holders of PIES from time to time, and the undersigned, as Collateral Agent. Capitalized terms used herein but not defined shall have the meanings attributable to them in the Pledge Agreement.

      When you have confirmed that $_________ Value of Senior Notes has been credited to the Collateral Account by or for the benefit of _________, as Holder of PIES (the "Holder"), you are hereby instructed to release from the Collateral Account $__________ Value of Treasury Securities (CUSIP No. ) or security entitlements thereto by Transfer to the undersigned Holder in accordance with
Section 5.3 of the Pledge Agreement.

                                         WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                         as Collateral Agent

                                         By:______________________________
                                            Name:
                                            Title:
                                            Date:

Please print name and address of Holder:

__________________________________________________
      Name

__________________________________________________
DTC Participant No.

__________________________________________________
Social Security or Taxpayer Identification Number

__________________________________________________
      Address

                                                                       EXHIBIT E

                            NOTICE OF CASH SETTLEMENT
             FROM SECURITIES INTERMEDIARY TO PURCHASE CONTRACT AGENT
                            (Cash Settlement Amounts)

The Bank of New York
101 Barclay Street, Floor 8 West
New York, New York 10286
Telecopier No.: (212) 815-5707
Attention: Corporate Trust Division -- Corporate Finance Unit

            Re: PIES of Sierra Pacific Resources

      Reference is made to the Pledge Agreement, dated as of ________, 2005 (the "Pledge Agreement"), among Sierra Pacific Resources (the "Company"), you, as Purchase Contract Agent and as attorney-in-fact for the holders of PIES from time to time, as Collateral Agent and the undersigned, as Securities Intermediary. Capitalized terms used herein but not defined shall have the meanings attributable to them in the Pledge Agreement.

      In accordance with Section [5.5(d)] [5.5(e)] of the Pledge Agreement, we hereby notify you that as of 11:00 a.m. (New York City time), [on the fifth Business Day immediately preceding the Purchase Contract Settlement Date] [on the Business Day immediately preceding the Purchase Contract Settlement Date], we have received [$_____ in immediately available funds paid in an aggregate amount equal to the Purchase Price to the Company on the Purchase Contract Settlement Date with respect to __________ Corporate PIES] [$_________ in immediately available funds paid in an aggregate amount equal to the Purchase Price to the Company on the Purchase Contract Settlement Date with respect to ______ Treasury PIES.]

                                         WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                         as Securities Intermediary

                                         By:______________________________
                                            Name:
                                            Title:
                                            Date:

                                                                       EXHIBIT F

                 NOTICE FROM HOLDER OF SEPARATED SENIOR NOTES TO
                     COLLATERAL AGENT REGARDING REMARKETING

Wells Fargo Bank, National Association, as Collateral Agent
Sixth and Marquette
MAC N9303-120
Minneapolis, Minnesota 55479
Attention: Jane Schweiger
Fax (612) 667-9825

            Re: Senior Notes of Sierra Pacific Resources

      Reference is made to the Pledge Agreement, dated as of ________, 2005 (the "Pledge Agreement"), among Sierra Pacific Resources (the "Company"), you, as Collateral Agent, and as Securities Intermediary, and The Bank of New York, as Purchase Contract Agent and as attorney-in-fact for the holders of PIES from time to time. Capitalized terms used herein but not defined shall have the meanings attributable to them in the Pledge Agreement.

      The undersigned hereby notifies you in accordance with Section 5.7 of the Pledge Agreement, that the undersigned elects to have $_________ principal amount of Senior Notes for delivery to the Remarketing Agents on the Business Day immediately preceding the first of the three sequential remarketing dates of any Three-Day Remarketing Period for such Senior Notes to be included in any Remarketing. The undersigned will, upon request of the Remarketing Agents, promptly execute and deliver any additional documents deemed by the Remarketing Agents or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Senior Notes which are the subject of this notice.

      The undersigned hereby instructs the you, upon receipt of the Proceeds of such Remarketing from the Remarketing Agents to deliver such Proceeds to the undersigned in accordance with the instructions indicated below under "Payment Instructions." The undersigned hereby instructs you, in the event of a unsuccessful Remarketing, upon receipt of the Senior Notes tendered herewith from the Remarketing Agents, to deliver the Senior Notes to the person(s) and at the address(es) indicated below under "Delivery Instructions." The undersigned acknowledges and agrees that the Collateral Agent and the Remarketing Agents may withhold from the Proceeds such amounts as they may determine to be appropriate in respect of taxes which may be applicable.

      With this notice, the undersigned hereby (i) represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and that the undersigned is the record owner of any Notes tendered herewith in physical form or a participant in The Depository Trust Company ("DTC") and the beneficial owner of any Notes tendered herewith by book-entry transfer to your account at DTC and (ii) agrees to be bound by the terms and conditions of the Pledge Agreement.

Date:
                                       By: __________________________________

                                         Name:
                                         Title:
                                         Signature Guarantee:

Please print name and address of Holder:

__________________________________________________
      Name

__________________________________________________
Social Security or Taxpayer Identification Number

__________________________________________________
      Address

                              HOLDER'S INSTRUCTIONS

A. PAYMENT INSTRUCTIONS

Proceeds of the remarketing should be paid by check in the name of the person(s) set forth below and mailed to the address set forth below

                                     Name(s)

                      _____________________________________
                                 (Please Print)

                                     Address

                      _____________________________________
                                 (Please Print)

                      _____________________________________


                      _____________________________________
                                   (Zip Code)

                      _____________________________________
                 (Tax Identification or Social Security Number)

                  If a DTC Participant, add wire transfer
                  instructions and DTC Account No.

                      _____________________________________
                           Wire transfer instructions

                      _____________________________________
                               DTC Account Number

B. DELIVERY INSTRUCTIONS

In the event of a Failed Remarketing, Senior Notes which are in physical form should be delivered to the person(s) set forth below and mailed to the address set forth below.

                                     Name(s)

                      _____________________________________
                                 (Please Print)

                                     Address

                      _____________________________________
                                 (Please Print)
                      _____________________________________
                      _____________________________________
                                   (Zip Code)
                      _____________________________________
                 (Tax Identification or Social Security Number)

                 In the event of a Failed Remarketing, Senior
                 Notes which are in book-entry form should be credited to the account at The Depositary Trust
                 Company set forth below.

                  _____________________________________
                       DTC Account Number

                 Name of Account Party: _______________

                                                                       EXHIBIT G

                       NOTICE FROM PURCHASE CONTRACT AGENT
                               TO COLLATERAL AGENT

Wells Fargo Bank, National Association, as Collateral Agent
Sixth and Marquette
MAC N9303-120
Minneapolis, Minnesota 55479
Attention: Jane Schweiger
Fax (612) 667-9825

                  Re: Senior Notes of Sierra Pacific Resources

            Reference is made to the Pledge Agreement, dated as of ________, 2005 (the "Pledge Agreement"), among Sierra Pacific Resources (the "Company"), you, as Collateral Agent and Securities Intermediary, and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of PIES from time to time. Capitalized terms used herein but not defined shall have the meanings attributable to them in the Pledge Agreement.

            The undersigned hereby notifies you, in accordance with paragraph 19(i)(B) of the Indenture Officers' Certificate and Section 5.8 of the Pledge Agreement, that the undersigned has received notice from the Holder named below (the "Holder") that the Holder has elected not to participate in the Remarketing through compliance with the procedures for creating Treasury PIES set forth in
Section 3.13 of the Purchase Contract Agreement and Section 5.2 of the Pledge Agreement.

            Accordingly, the undersigned hereby notifies you in accordance with
Section 3.13 of the Purchase Contract Agreement and Section 5.2 of the Pledge Agreement that the Holder has elected to substitute $______________ Value of Treasury Securities in exchange for an equal Value of Pledged Senior Notes and has delivered to the undersigned a notice stating that the Holder has Transferred such Treasury Securities to the Securities Intermediary, for credit to the Collateral Account.

            The undersigned hereby requests that you as the Collateral Agent, upon confirmation from the Securities Intermediary that such Treasury Securities have been credited to the Collateral Account, release to us for delivery to such Holder _________ principal amount of the Pledged Senior Note in accordance with
Section 5.2 of the Pledge Agreement.

                                        THE BANK OF NEW YORK,
                                        as Purchase Contract Agent

                                        By:______________________________
                                           Name:
                                           Title:
                                           Date:

                                                                       EXHIBIT H

                      AGENCY AND CUSTODY ACCOUNT DIRECTION
                                FOR CASH BALANCES

Direction to use Wells Fargo Funds for Cash Balances for the following account(s):

      Account Names: Wells Fargo Bank, National Association, as Collateral
                     Agent, Securities Account (Sierra Pacific Resources)

      Account Number(s): _______________

You are hereby directed to invest, as indicated below or as I shall direct further from time to time, all cash in the Account in the following money market portfolio of Wells Fargo Advantage Money Markey Funds -- Service Class (the "Fund") (Check One):

[ ]   Wells Fargo Advantage Government Money Market Fund
[ ]   Wells Fargo Advantage 100% Treasury Money Market Fund
[ ]   Wells Fargo Advantage Treasury Plus Money Market Fund
[ ]   Wells Fargo Advantage National Tax-Free Money Market Fund

I acknowledge that I have received, at my request, and reviewed the Fund's prospectus and have determined that the Fund is an appropriate investment for the Account.

I understand from reading the Fund's prospectus that Wells Fargo Bank, National Association, ("Wells Fargo Bank") serves as investment advisor, custodian and transfer agent for the Fund; I also understand that Wells Fargo Bank will be paid, and its bank affiliates may be paid, fees for services to the Fund and that those fees may include Processing Organization fees as described in the Fund's prospectus.

I understand that you will not exclude amounts invested in the Fund from Account assets subject to fees under the Account agreement between us.

I understand that investments in the Fund are not obligations of, or endorsed or guaranteed by, Wells Fargo Bank or its affiliates and are not insured by the Federal Deposit Insurance Corporation.

I acknowledge that I have full power to direct investments of the Account.

I understand that I may change this direction at any time and that it shall continue in effect until revoked or modified by me by written notice to you.

                                                     ___________________________
                                                     Signature

                                                     ___________________________
                                                     Date